Exhibit 2.30

EXECUTION VERSION

AMENDMENT NO. 1

Dated as of December 6, 2016

to

SEVENTH AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT

Dated as of November 24, 2014

THIS AMENDMENT NO. 1 (this “Amendment”) dated as of December 6, 2016 is entered into by and among (i) NMC FUNDING CORPORATION, a Delaware corporation (the “Transferor”), (ii) NATIONAL MEDICAL CARE, INC., a Delaware corporation, as collection agent (the “Collection Agent”), (iii) the “Conduit Investors,” “Bank Investors” and “Administrative Agents” identified on the signature pages hereto and (iv) THE BANK OF NOVA SCOTIA, as agent (the “Agent”).

PRELIMINARY STATEMENTS

A.                                    The Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent are parties to that certain Seventh Amended and Restated Transfer and Administration Agreement dated as of November 24, 2014 (as amended or otherwise modified prior to the date hereof, the “TAA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.

B.                                    In addition, the parties hereto have agreed to amend the TAA on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                            Amendments to TAA. As of the Effective Date (as defined below), subject to the conditions precedent set forth in Section 2 of this Amendment, the TAA is hereby amended as follows:

1.1                               Base Rate. The definition of “Base Rate” in Section 1.1 of the TAA is hereby amended to insert the following proviso immediately prior to the period at the end of that definition: “; provided, however, that the Base Rate for any BR Tranche Period shall not be less than 0.00%”.

1.2                               Extension. The definition of “Commitment Termination Date” in Section 1.1 of the TAA is hereby amended to change the date set forth therein from “November 24, 2017” to “December 6, 2019”.

1.3                               Dilution Reserve Percentage. The definition of “Dilution Reserve Percentage” in Section 1.1 of the TAA is hereby amended to change the factor set forth therein from “2.25” to “2.50”.

1.4                               Loss Percentage. The definition of “Loss Percentage” in Section 1.1 of the TAA is hereby amended to change the factor set forth therein from “2.25” to “2.50”.

1.5                               Non-Securitization Account Receivable Proxy. The definition of “Non-Securitization Account Receivable Proxy” in Section 1.1 of the TAA is hereby amended to change the section referenced therein from “Section 6.2(c)(ii)” to “Section 2.11(b)”.

1.6                               Rate Variance Factor. The definition of “Rate Variance Factor” in Section 1.1 of the TAA is hereby amended to change the factor set forth therein from “2.25” to “2.50”.

1.7                               Recovery Rate. The definition of “Recovery Rate” in Section 1.1 of the TAA is hereby amended to change the section referenced therein from “Section 6.2(c)(iii)” to “Section 6.2(c)(ii)”.

1.8                               Servicing Fee Reserve. The definition of “Servicing Fee Reserve” in Section 1.1 of the TAA is hereby amended to change the factor set forth therein from “2.25” to “2.50”.

1.9                               Other Terms. Section 1.2 of the TAA is hereby amended and restated as follows:

SECTION 1.2.                  Other Terms. Except as otherwise provided herein, all accounting terms not specifically defined herein shall be construed in accordance with GAAP; provided, that, if there is any change in GAAP (or any change in or adoption of IFRS as contemplated in this Agreement or in the Parent Agreement) or in the consistent application thereof after December 6, 2016 that would affect the computation of any financial covenant, ratio or requirement set forth in any Transaction Document, then the Agent, the Administrative Agents and the Investors and the Transferor agree to endeavor, in good faith, to agree upon an amendment to this Agreement and the Parent Agreement that would adjust such financial covenants, ratio or requirement in a manner that would preserve the original intent thereof in light of such change in GAAP (or in any change in or adoption of IFRS) (subject to the approval of the Majority Investors), but would allow compliance therewith to be determined in accordance with the most recent financial statements delivered pursuant to Section 6(a)(iv) of the Parent Agreement and Section 5.01(a) of this Agreement, as applicable, provided, that, until so amended (i) such financial covenants, ratio or requirement shall continue to be computed in accordance with GAAP (or IFRS, as applicable) prior to such change in GAAP (or such change in or adoption of IFRS, as applicable) and (ii) the Transferor shall provide each Administrative Agent financial statements and other documents as reasonably requested by such Administrative Agent setting forth a reconciliation between calculations of such ratio or

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requirement before and after giving effect to such change in GAAP (or such change in or adoption of IFRS, as applicable).

All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

1.10                        Liquidation Settlement Procedures. The fourth priority in Section 2.6(c) is hereby amended and restated as follows:

Fourth, to each Administrative Agent, ratably based on the RG Transferred Interest of each Related Group, for application toward (i) a reduction of the Net Investment of the Investors in such Related Group, (ii) payment of any Reimbursement Obligations then owing and (iii) the Cash-Collateralization of any Letters of Credit then outstanding;

1.11                        Addition and Removal of Transferring Affiliates. Section 2.15(a) is hereby amended by inserting the following paragraph at the end of that section:

Notwithstanding anything to the contrary in this Section 2.15(a), if any Existing Transferring Affiliate wishes to be removed as a party to the Transferring Affiliate Letter, such Existing Transferring Affiliate may be removed as a Transferring Affiliate under this Agreement and the Transferring Affiliate Letter if the following conditions have been met:

(A)                               each Administrative Agent shall have received a Removal Supplement executed by such outgoing Transferring Affiliate, the Seller, and the Transferor and acknowledged by the Agent, together with such other instruments, documents and agreements as any Administrative Agent may reasonably request in connection therewith; and

(B)                               the Transferor shall have delivered to each Administrative Agent and the Agent an Officer’s Certificate of the Collection Agent (each, an “Officer’s Certificate regarding the Removal of Transferring Affiliates”) on the date of such removal:

(1)                                 specifying the name of each Existing Transferring Affiliate being removed on such date; and

(2)                                 certifying that after giving effect to the removal of all Existing Transferring Affiliates being removed on such date, (i) the Percentage Factor shall not exceed the Maximum Percentage Factor, (ii) no Termination Event or Potential Termination Event shall then be continuing and (iii) the aggregate Outstanding Balance of all Receivables originated by the remaining Transferring Affiliates is at least $1,050,000,000.

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1.12                        Letters of Credit. Section 2.17 of the TAA is hereby amended by inserting the following new paragraph at the end of that section:

Notwithstanding anything to the contrary herein, neither Barclays nor any member of its Related Group shall be requested to act as an L/C Issuer or to provide a Letter of Credit by the Transferor.

1.13                        Conditions to Issuing and Modifying a Letter of Credit and an Incremental Transfer (L/C). Clause (e) of Section 4.3 of the TAA is hereby amended by replacing the current clause (e) with the following:

(e)                                  on issuance or after giving effect to such L/C Modification, as applicable, the expiry date of such Letter of Credit (including any scheduled or permitted extension thereof as contemplated in such Letter of Credit) shall not be later than the earlier to occur of (i) the date that is three years after the issuance thereof and (ii) the date that is one year after the Commitment Termination Date.

1.14                        Financial Reporting. Section 5.1(a) is hereby amended by inserting the following new clause at the end of that section:

(xiii)                        GAAP. For the avoidance of doubt, any adoption of IFRS accounting by FME KGaA pursuant to Section 6(c) of the Parent Agreement shall not affect the ability of any U.S. Subsidiary of FME KGaA to satisfy its obligations under Sections 5.1(a)(i) and (ii) by delivering financial statements prepared in accordance with generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such accounting profession, which are in effect in the United States as of the date of this Agreement.

1.15                        Conduct of Business. Section 5.1(b) of the TAA is hereby amended by inserting the following proviso immediately prior to the period at the end of that section:

; provided, however, that the Transferor shall not be required to cause any Terminated Transferring Affiliate (DT) to carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently or had conducted.

1.16                        No Mergers, Etc. Section 5.2(d) of the TAA is hereby amended by inserting the following proviso immediately prior to the period at the end of that section:

; provided, however, that the Transferor shall not be required to comply with this covenant in connection with any merger, consolidation, transfer, lease or other disposition of assets by an Originating Entity (other than the Seller) if the aggregate Outstanding Balance of all Receivables originated by all other Originating Entities with respect to which the Transferor is in compliance with this covenant is at least $1,050,000,000.

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1.17                        EU Bail-In Language. The following new Section is hereby added immediately following Section 10.12 of the TAA:

SECTION 10.13.                             Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Agreement or in any other agreement, arrangement or understanding among any of the parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement or any Transaction Document to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

1.18                        Successor by Merger to Salisbury Receivables Company, LLC. The TAA is hereby amended to replace each reference therein to (a) “Salisbury Receivables Company, LLC” with a reference to “Sheffield Receivables Company, LLC” and (b) “Salisbury” with a reference to “Sheffield”, including in (i) the preamble, (ii) the definitions of “Administrative Agent”, “Conduit Investor”, “Related Group” and “Salisbury” in Article 1, (iii) Sections 9.4, 9.10, 10.3 and 10.9, (iv) Schedule II (Commitments of Bank Investors) and (v) Exhibit F (Form of Transfer Certificate), in each case where such reference appears.

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1.19                        Additional Amendments.

(a)                                 Section 1.1 of the TAA is further amended as follows:

(i)                                     The definitions therein of “Agent Fee Letter”, “Consolidated Leverage Ratio”, “GAAP”, “Eurodollar Tranche Period”, “Investor Fee Letter”, “L/C Issuer” and “LIBOR Rate” are hereby replaced with the following new definitions therefor:

“Agent Fee Letter” means the Amended and Restated Agent Fee Letter dated December 6, 2016 between the Transferor and the Agent relating to certain fees payable by the Transferor to the Agent hereunder, as amended, restated, supplemented or otherwise modified from time to time.

“Consolidated Leverage Ratio” shall have the meaning specified in the FME KGaA Credit Facility as in effect on the 2013 Closing Date; provided, however, that if FME KGaA makes an election of IFRS as provided in Section 6(c) of the Parent Agreement, after the effective date of such election, calculations of the “Consolidated Leverage Ratio” (including as reflected in each Compliance Certificate to be delivered to the Administrative Agents pursuant to Section 5.1(a)(iii)) shall be made in accordance with IFRS.

“Eurodollar Tranche Period” means, with respect to a Eurodollar Tranche for the Investors in any Related Group, prior to the Termination Date, a period of up to one month requested by the Transferor and agreed to by the Administrative Agent for such Related Group, commencing on a Business Day requested by the Transferor and agreed to by such Administrative Agent; provided, that (i) in the absence of such agreement, each Eurodollar Tranche Period shall be such period as may be selected by the related Administrative Agent, (ii) if such Eurodollar Tranche Period would expire on a day which is not a Business Day, such Eurodollar Tranche Period shall expire on the next succeeding Business Day, (iii) if such Eurodollar Tranche Period would expire on (a) a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Eurodollar Tranche Period shall expire on the next preceding Business Day or (b) a Business Day for which there is no numerically corresponding day in the applicable subsequent calendar month in which such Eurodollar Tranche Period ends, such Eurodollar Tranche Period shall expire on the last Business Day of such month and (iv) from and after the Termination Date, each Eurodollar Tranche Period shall be such period as may be

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selected by the related Administrative Agent pursuant to Section 2.3(d).

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such accounting profession, which are in effect in the United States as of the date of this Agreement; provided, however, that if FME KGaA makes an election of IFRS as provided in Section 6(c) of the Parent Agreement, after the effective date of such election, solely with respect to Financial Documents and Other Documents (as such terms are defined in the Parent Agreement) to be provided by FME KGaA on a consolidated basis with its subsidiaries pursuant to Section 6(a)(iv) of the Parent Agreement and the financial covenants made in connection with Section 6(a)(v) of the Parent Agreement, references to GAAP (including any calculations in connection therewith), shall thereafter be construed to mean IFRS, subject in each case, to the provisions of Section 6(c) of the Parent Agreement.

“Investor Fee Letter” means the Tenth Amended and Restated Investor Fee Letter dated December 6, 2016 among the Transferor and the Administrative Agents relating to certain fees payable by the Transferor to the Administrative Agents, for the account of the Investors in their respective Related Groups, as amended, restated, supplemented or otherwise modified from time to time.

“L/C Issuer” means a Bank Investor (other than Sheffield) in its capacity as an issuer of a Letter of Credit. In the case of the Related Group in respect of which RBC is Administrative Agent, RBC as L/C Issuer shall be a fronting bank for Thunder Bay and in the case of any drawing made under a Letter of Credit issued by RBC, the “L/C Issuer” that holds the resulting Reimbursement Obligation shall be Thunder Bay.

“LIBOR Rate” means, with respect to any Eurodollar Tranche Period for the Investors in any Related Group, the interest rate per annum determined on the basis of the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person which takes over the administration of that rate) for deposits in U.S. dollars having a maturity equal to the LIBOR Tenor as it appears on the relevant display page on the Bloomberg Professional Service (or any successor or substitute page or service providing quotations of interest rates applicable to

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U.S. dollar deposits in the London interbank market comparable to those currently provided on such page, as determined by the Administrative Agent for such Related Group from time to time) at approximately 11:00 a.m. (London time) two Business Days before the first day of such Eurodollar Tranche Period in an amount approximately equal to the Eurodollar Tranche to which the Eurodollar Rate is to apply and for a period of time approximately equal to the applicable Eurodollar Tranche Period; provided, however, that the LIBOR Rate for any Eurodollar Tranche Period shall not be less than 0.00%.

(ii)                                  Clause (ii) in the definition “Related Group” is hereby replaced with the following: “(ii) Sheffield, as a Conduit Investor, and Barclays as a Bank Investor and as an Administrative Agent, together with their respective successors and permitted assigns,”.

(iii)                               The following new definitions are hereby added in alphabetical order with the existing definitions in Section 1.1 of the TAA:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including

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any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“IFRS” means international financial reporting standards as adopted by the International Accounting Standards Board and in effect from time to time.

“LIBOR Tenor” means, with respect to any Eurodollar Tranche Period for the Investors in a Related Group, initially, 3 months or such other period as the Transferor and the Administrative Agent for such Related Group may agree in writing from time to time.

“Removal Supplement” has the meaning specified for such term in the Transferring Affiliate Letter.

“Terminated Transferring Affiliate (DT)” has the meaning specified for such term in Amendment No. 6, dated as of December 6, 2016, to the Transferring Affiliate Letter.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)                                 Section 10.3 is hereby amended and restated in its entirety in the form of Exhibit I hereto.

(c)                                  Each of the following Schedule and Exhibits to the TAA is hereby amended as follows:

(i)                                     Schedule I (Notice Addresses of Bank Investors) is amended and restated in its entirety in the form of Exhibit II hereto;

(ii)                                  each of Exhibit A (Form of Notice of Incremental Transfer (NI), Exhibit B (Form of L/C Issuance Notice) and Exhibit C (Form of L/C Modification Notice) is amended by replacing

The Bank of Nova Scotia, N.A., as Agent

under the Transfer and Administration Agreement referred to below

711 Louisiana Street

9

Suite 1400

Houston, TX 77002

Attention: John Frazell

Telephone: (713) 759-3426

Fax: (713) 752-2425

E-mail: john.frazell@scotiabank.com

with

The Bank of Nova Scotia, N.A., as Agent

under the Transfer and Administration Agreement referred to below

40 King Street W

62nd Floor

Toronto, ON

Canada M5W2X6

Attention: Michellec Phillips

Telephone: (416) 945-8924

Fax: (416) 350-1133

E-mail: michellec.phillips@scotiabank.com

(iii)                               Exhibit D-1 (Form of Special Account Letter) is amended by restating the form of Special Account Letter for zero balance accounts therein in its entirety in the form of Exhibit III hereto;

(iv)                              Exhibit H (List of Actions and Suits) is amended and restated in its entirety in the form of Exhibit IV hereto;

(v)                                 Exhibit I (Location of Records) is amended and restated in its entirety in the form of Exhibit V hereto.

(vi)                              Exhibit P (Form of Amendments to Receivables Purchase Agreement, Transferring Affiliate Letter and Parent Agreement) is amended by inserting:

(A)                               the form of amendment to the Receivables Purchase Agreement (“Amendment No. 2 to Second Amended and Restated Receivables Purchase Agreement”) in the form of Exhibit VI hereto immediately following the “Form of Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement” therein; and

(B)                               the form of amendment to the Transferring Affiliate Letter (“Amendment No. 6 to Amended and Restated Transferring Affiliate Letter”) in the form of Exhibit VII hereto immediately following the “Form of Amendment No. 5 to Amended and Restated Transferring Affiliate Letter” therein; and

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(C)                               the form of amendment to the Parent Agreement (“Amendment No. 2 to the Second Amended and Restated Parent Agreement”) in the form of Exhibit VIII hereto immediately following the “Form of Amendment to Second Amended and Restated Parent Agreement” therein;

(vii)                           Exhibit Q (List of Transferring Affiliates) is amended and restated in its entirety in the form of Exhibit IX hereto.

(viii)                        Exhibit T (Form of Agreed Upon Procedures Report) is amended and restated in its entirety in the form of Exhibit X hereto.

SECTION 2.                            Conditions Precedent. This Amendment shall become effective and be deemed effective as of December 6, 2016 (the “Effective Date”) subject to the Agent’s receipt of the following, each in form and substance satisfactory to each Administrative Agent:

(a)                                 counterparts of this Amendment duly executed by the Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent;

(b)                                 an amendment to the Receivables Purchase Agreement, dated as of the date hereof, substantially in the form of Exhibit VI hereto, duly executed and delivered by each of the parties thereto (and each of the parties hereto, by its execution of this Amendment, hereby consents to such execution and delivery);

(c)                                  an amendment to the Transferring Affiliate Letter, dated as of the date hereof, substantially in the form of Exhibit VII hereto, duly executed and delivered by each of the parties thereto (and each of the parties hereto, by its execution of this Amendment, hereby consents to such execution and delivery);

(d)                                 an amendment to the Parent Agreement, dated as of the date hereof, substantially in the form of Exhibit VIII attached hereto, duly executed and delivered by each of the parties thereto;

(e)                                  counterparts of the amended and restated Investor Fee Letter and the amended and restated Agent Fee Letter, each dated as of the date hereof, duly executed by each of the respective parties thereto;

(f)                                   a waiver and consent, dated as of the date hereof, duly executed and delivered by each of the parties thereto;

(g)                                  confirmation that all fees due and payable on or before the Effective Date have been paid in full;

(h)                                 to the extent requested by any Conduit Investor, such Conduit Investor shall have received confirmation from each Rating Agency rating the Commercial Paper of such Conduit Investor or its Related CP Issuer that the execution

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and delivery of this Amendment and the transactions contemplated hereby will not result in the reduction or withdrawal of the then current rating of the Commercial Paper issued by such Conduit Investor or its Related CP Issuer;

(i)                                     a Certificate of the Collection Agent certifying therein (i) true and correct copies of the forms of Contracts, (ii) a true and correct copy of the Credit and Collection Policy, (iii) a true and correct copy of the Account Schedule and (iv) a true and correct copy of the FI/MAC Schedule;

(j)                                    an Investor Report dated as of the end of the last day of September 2016;

(k)                                 a Cash Collections Report dated as of the end of the last day of September 2016; and

(l)                                     such other documents, instruments, certificates and opinions as the Agent or any Administrative Agent shall reasonably request.

SECTION 3.                            Covenants, Representations and Warranties of the Transferor and the Collection Agent.

3.1                               Upon the effectiveness of this Amendment, each of the Transferor and the Collection Agent hereby reaffirms all covenants, representations and warranties made by it in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.

3.2                               Each of the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.

SECTION 4.          Reference to and Effect on the TAA.

4.1                               Unless otherwise indicated, all references in this Amendment to a specific “Section”, “Schedule”, “Exhibit” and other subdivision are to such Section, Schedule, Exhibit or other subdivision of the TAA.

4.2                               Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

4.3                               Except as specifically amended hereby, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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4.4                               The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, any Administrative Agent or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5.                            Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 6.                            Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.

SECTION 7.                            Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[The remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION,
as Transferor

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Treasurer

NATIONAL MEDICAL CARE, INC., as
Collection Agent

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Senior Vice President & Treasurer

Signature Page

Amendment No. 1 to Seventh Amended and Restated

Transfer and Administration Agreement

THE BANK OF NOVA SCOTIA, as Agent, as an
Administrative Agent and as a Bank Investor

By:	/s/ Diane Emanuel
Name:	Diane Emanuel
Title:	Managing Director

By:
Name:
Title:

LIBERTY STREET FUNDING LLC,
as a Conduit Investor

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

Signature Page

Amendment No. 1 to Seventh Amended and Restated

Transfer and Administration Agreement

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, NEW YORK, as an
Administrative Agent and as a Bank Investor

By:	/s/ Richard McBride
Name:	Richard McBride
Title:	Director

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Investor

By: Credit Agricole Corporate and Investment
Bank, New York, its Attorney-in-Fact

By:	/s/ Richard McBride
Name:	Richard McBride
Title:	Director

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

Signature Page

Amendment No. 1 to Seventh Amended and Restated

Transfer and Administration Agreement

BARCLAYS BANK PLC, as an Administrative
Agent

By:	/s/ Laura Spichiger
Name:	Laura Spichiger
Title:	Director

SHEFFIELD RECEIVABLES COMPANY, LLC,
as a Conduit Investor and as a Bank Investor

By:	/s/ Laura Spichiger
Name:	Laura Spichiger
Title:	Director

Signature Page

Amendment No. 1 to Seventh Amended and Restated

Transfer and Administration Agreement

ROYAL BANK OF CANADA, as an
Administrative Agent and as a Bank Investor

By:	/s/ Kimberly L. Wagner
Name:	Kimberly L. Wagner
Title:	Authorized Signatory

By:	/s/ Stephen A. Kuklinski
Name:	Stephen A. Kuklinski
Title:	Authorized Signatory

THUNDER BAY FUNDING, LLC,
as a Conduit Investor

By:	/s/ Veronica L. Gallagher
Name:	Veronica L. Gallagher
Title:	Authorized Signatory

Signature Page

Amendment No. I to Seventh Amended and Restated

Transfer and Administration Agreement

PNC BANK, NATIONAL ASSOCIATION, as an
Administrative Agent, as a Bank Investor and as a Conduit Investor

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

Signature Page

Amendment No. 1 to Seventh Amended and Restated

Transfer and Administration Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH, as an
Administrative Agent

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH, as a Bank Investor

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

VICTORY RECEIVABLES CORPORATION,
as a Conduit Investor

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

Signature Page

Amendment No. I to Seventh Amended and Restated

Transfer and Administration Agreement

EXHIBIT I

Amended and Restated

Section 10.3 to the

Seventh Amended and Restated

Transfer and Administration Agreement

SECTION 10.3.                                Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth below or at such other address or telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by telecopy when such telecopy is transmitted to the telecopy number specified in this Section 10.3 and confirmation is received, (ii) if given by mail 3 Business Days following such posting, postage prepaid, U.S. certified or registered, (iii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iv) if given by any other means, when received at the address specified in this Section 10.3. However, anything in this Section to the contrary notwithstanding, the Transferor hereby authorizes each Investor, each Administrative Agent and the Agent to effect Transfers, Tranche Period and Tranche Rate selections based on telephonic notices made by any Person which such Investor, such Administrative Agent or the Agent, as applicable, in good faith believes to be acting on behalf of the Transferor. The Transferor agrees to deliver promptly to each such Investor or Administrative Agent or the Agent, as applicable, a written confirmation of each telephonic notice directed to such Person signed by an authorized officer of Transferor. However, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs in any material respect from the action taken by the Agent or the applicable Investor or Administrative Agent, the records of such Investor or Administrative Agent or the Agent, as applicable shall govern absent manifest error.

If to the Transferor:

(NMC Funding Corporation)

920 Winter Street

Waltham, MA 02451

Telephone: (781) 699-2668

Telecopy: (781) 699-9756

Attn: Mark Fawcett

Payment Information:

Chase Manhattan Bank, N.A.

ABA 021-000-021

Account 323-0-76823

If to the Collection Agent:

National Medical Care, Inc.

920 Winter Street

Waltham, MA 02451

Telephone: (781) 699-2668

Telecopy: (781) 699-9756

Attn: Mark Fawcett

If to the Agent:

The Bank of Nova Scotia

40 King Street W

62nd Floor

Toronto, ON

Canada M5W2X6

Attention: michellec.phillips@scotiabank.com

Telephone: (416) 945-8924

Fax: (416) 350-1133

Email: michellec.phillips@scotiabank.com

with a copy to:

The Bank of Nova Scotia

250 Vesey Street

23rd Floor

New York, NY 10281

Attention: Darren Ward

Tel:     (212) 225-5264

Fax: (212) 225-5274

Email: Darren.Ward@scotiabank.com

If to Liberty Street:

c/o Global Securitization Services, LLC

114 West 47th Street, Suite 2310

New York, New York 10036

Attention: Jill A. Russo

Telephone: (212) 295-2742

Telecopy: (212) 302-8767

If to the Administrative Agent for Liberty Street:

The Bank of Nova Scotia

40 King Street W

62nd Floor

Toronto, ON

Canada M5W2X6

Attention: Michellec Phillips

Telephone: (416) 945-8924

Fax: (416) 350-1133

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Email: michellec.phillips@scotiabank.com

with a copy to:

The Bank of Nova Scotia

250 Vesey Street

23rd Floor

New York, NY 10281

Attention: Darren Ward

Tel: (212) 225-5264

Fax: (212) 225-5274

Email: Darren.Ward@scotiabank.com

If to Thunder Bay:

c/o Global Securitization Services, LLC

68 South Service Road, Suite 120

Melville, New York 11747

Attention: Kevin Burns

Tel:      (631) 587-4700

Fax: (212) 302-8767

Email: conduitadmin@gssnyc.com

with a copy to:

c/o Royal Bank of Canada

Two Little Falls Centre

2751 Centerville Road, Suite 212

Wilmington, DE 19808

Attn: Securitization Finance

Tel: (302) 892-5901

Fax: (302) 892-5900

E-mail: conduit.management@rbccm.com

If to the Administrative Agent for Thunder Bay:

Royal Bank of Canada

200 Vesey Street

New York, NY 10281-8098

Attn: Securitization Finance

Telephone: (212) 428-6537

Email: conduit.management@rbccm.com

With a copy to:

c/o Royal Bank of Canada

Two Little Falls Centre

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2751 Centerville Road, Suite 212

Wilmington, DE 19808

Attn: Securitization Finance

Tel: (302) 892-5901

Fax: (302) 892-5900

Email: conduit.management@rbccm.com

If to Sheffield or its Administrative Agent:

c/o Barclays Capital

745 7th Avenue, 5th Floor

New York, NY, 10019

Attention: Laura Spichiger

Tel: (212) 528-7475

Email: laura.spichiger@barclays.com

Notices of Incremental Transfers, notices or reductions to the Net Investment and monthly Investor Reports and Cash Collections Reports should be sent to barcapconduitops@barclays.com and asgreports@barclays.com

If to Atlantic Securitization or its Administrative Agent:

Credit Agricole Corporate and Investment Bank, New York

1301 Avenue of the Americas

New York, New York 10019

Attention: Deric Bradford/Sunny Gulrajani

Telephone: (212) 261-3470/-7845

Fax: 917-849-5584

Email: deric.bradford@ca-cib.com; sunny.gulrajani@ca-cib.com

If to PNC Bank, National Association:

PNC Bank, National Association

300 Fifth Avenue, 11th Floor

Pittsburgh, Pennsylvania 15222

Attention: Robyn Reeher

Telephone: (412) 768-3090

Fax: (412) 762-9184

Email: robyn.reeher@pnc.com

If to Victory Receivables Corporation or its Administrative Agent:

Victory Receivables Corporation

c/o Global Securitization Services, LLC

68 South Service Road, Suite 120

Melville, New York 11747

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Attention: David DeAngelis

Tel: (631) 930-7216

Fax: (212) 302-8767

Email: ddeangelis@gssnyc.com

With a copy to:

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch

1251 Avenue of the Americas

New York, NY 10020

Attention: Elizabeth Colon

Tel: (212) 782-5716

Email: ecolon@us.mufg.jp

and

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch

1251 Avenue of the Americas

New York, NY 10020

Attention: Luna Mills

Telephone: (212) 782-6959

Fax: (212) 782-6448

Email: lmills@us.mufg.jp

Notices of Incremental Transfers, notices or reductions to the Net Investment and monthly Investor Reports and Cash Collections Reports should be sent to securitization_reporting@us.mufg.jp

If to the Bank Investors, including, if applicable, in their capacities as L/C Issuers, at their respective addresses set forth on Schedule I or in the Assignment and Assumption Agreement pursuant to which it became a party hereto.

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EXHIBIT II

Amended and Restated

Schedule I to the

Seventh Amended and Restated

Transfer and Administration Agreement

NOTICE ADDRESSES OF BANK INVESTORS

THE BANK OF NOVA SCOTIA

40 King Street W

62nd Floor

Toronto, ON

Canada M5W2X6

Attention: Michellec Phillips

Telephone: (416) 945-8924

Fax: (416) 350-1133

E-mail: michellec.phillips@scotiabank.com

with a copy to:

THE BANK OF NOVA SCOTIA

250 Vesey Street

23rd Floor

New York, NY 10281

Attention: Darren Ward

Tel: (212) 225-5264

Fax: (212) 225-5274

E-mail: darren.ward@scotiabank.com

SHEFFIELD RECEIVABLES COMPANY, LLC

c/o Barclays Capital

745 7th Avenue, 5th Floor

New York, NY, 10019

Attention: Laura Spichiger

Tel: (212) 528-7475

E-mail: laura.spichiger@barclays.com

Notices of Incremental Transfers, notices or reductions to the Net Investment and monthly Investor Reports and Cash Collections Reports should be sent to barcapconduits@barclays.com and asgreports@barclays.com

ROYAL BANK OF CANADA

200 Vesey Street

New York, New York 10281-8098

Attention: Conduit Funding

Tel: (212) 428-6291

E-mail: conduit.funding@rbccm.com

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, NEW YORK

1301 Avenue of the Americas

New York, New York 10019

Attention: Deric Bradford/Sunny Gulrajani

Telephone: (212) 261-3470/-7845

Fax: 917-849-5584

E-mail: deric.bradford@ca-cib.com; sunny.gulrajani@ca-cib.com

PNC BANK, NATIONAL ASSOCIATION

300 Fifth Avenue, 11th Floor

Pittsburgh, Pennsylvania 15222

Attention: Robyn Reeher

Telephone: (412) 768-3090

Fax: (412) 762-9184

Email: robyn.reeher@pnc.com

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

Investment Banking Division for the Americas

1251 Avenue of the Americas

New York, NY 10020

Attention: Luna Mills

Telephone: (212) 782-6959

Fax: (212) 782-6448

Email: lmills@us.mufg.jp

With a copy to:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

1251 Avenue of the Americas

New York, NY 10020

Attention: Elizabeth Colon

Tel. (212) 782-5716

Email: ecolon@us.mufg.jp

Notices of Incremental Transfers, notices or reductions to the Net Investment and monthly Investor Reports and Cash Collections Reports should be sent to securitization_reporting@us.mufg.jp

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EXHIBIT III

Amended and Restated

Exhibit D-1 to the

Seventh Amended and Restated

Transfer and Administration Agreement

FORM OF SPECIAL ACCOUNT BANK LETTER

[for zero balance accounts]

[DATE]

[Name and Address of

Special Account Bank]

[Name of Originating Entity]

Ladies and Gentlemen:

Reference is made to our depository account[s] number[s]                            maintained in the name of the undersigned (the “Originating Entity”) with you (the “Account[s]”).

This letter confirms that, as of the date hereof, the Account is a zero balance account (“ZBA”) established in accordance with your standard policies and procedures. Unless otherwise directed by the Originating Entity, you are instructed by this letter to effect a transfer (the “Transfer”) at the end of each banking day of the available balance on deposit in the Account solely to the following account by ZBA transfer (internal book entry):

[Name, number and designation of (i) the Concentration Account and Concentration Account Bank or (ii) the Intermediate Concentration Account, as applicable].

If so directed by the Originating Entity, the Transfer may be accomplished by ACH, wire or other means of transfer. In such event, the Originating Entity will complete any implementation forms required by you to effect any standing transfer instructions in accordance with your standard policies and procedures then in effect.

In the event that you are directed by the Originating Entity to make any changes to the payment instructions specified in this letter, you are hereby instructed to notify Scotiabank in writing of such change at its address at The Bank of Nova Scotia, as Agent, 250 Vesey Street, 23rd Floor, New York, New York 10281, Attention: Asset-Backed Finance, Mid-Office Administration:

William Sun	Darren Ward
Tel: (212) 225-5331	Tel: (212) 225-5264
Fax: (212) 225-5274	Fax: (212) 225-5274
Email: william.sun@scotiabank.com	Email: darren.ward@scotiabank.com

Please agree to the terms of, and acknowledge receipt of, this letter by signing in the space provided below on two copies hereof sent herewith and send the signed copies to NMC Funding Corporation and the Originating Entity at its address at 920 Winter Street, Waltham, MA 02451, Attention: Mark Fawcett.

Very truly yours,

[NAME OF ORIGINATING ENTITY]

By:
Title

Agreed and acknowledged:

[NAME OF SPECIAL ACCOUNT BANK]

By:
Title:

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EXHIBIT IV

Amended and Restated

Exhibit H to the

Seventh Amended and Restated

Transfer and Administration Agreement

LIST OF ACTIONS AND SUITS

SECTIONS 3.1(g), 3.1(k) and 3.3(e)

3.1(g)(i)                                 Transferor:                           None

3.1(g)(ii)                              Affiliates:                                 The “Legal and Regulatory Matters” section of the most recent annual report on Form 20-F or report on Form 6-K for the quarter, as applicable, and such other Form 6-Ks referencing therein any actions, suits or proceedings, each as filed by Fresenius Medical Care AG & Co. KGaA (“FME KGaA” or the “Company”) with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 is hereby incorporated by reference as if fully set forth herein.

Such filings can be found on the SEC website at the following link: http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001333141&owner=exclude&count=40

The following are excerpts from the report on Form 6-K of FME KGaA filed with the Securities and Exchange Commission on October 27, 2016 for the period ending September 30, 2016 (in thousands, except share and per share data):

Legal and Regulatory Matters

The Company is routinely involved in claims, lawsuits, regulatory and tax audits, investigations and other legal matters arising, for the most part, in the ordinary course of its business of providing health care services and products. Legal matters that the Company currently deems to be material or noteworthy are described below. For the matters described below in which the Company believes a loss is both reasonably possible and estimable, an estimate of the loss or range of loss exposure is provided. For the other matters described below, the Company believes that the loss probability is remote and/or the loss or range of possible losses cannot be reasonably estimated at this time. The outcome of litigation and other legal matters is always difficult to predict accurately and outcomes that are not consistent with the Company’s view of the merits can occur. The Company believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously. Nevertheless, it is possible that the resolution of one or more of the legal matters currently pending or threatened could have a material adverse effect on its business, results of operations and financial condition.

Commercial Litigation

On April 5, 2013, the U.S. Judicial Panel on Multidistrict Litigation ordered that the numerous lawsuits pending in various federal courts alleging wrongful death and personal injury claims against FMCH and certain of its affiliates relating to FMCH’s acid concentrate products NaturaLyte® and GranuFlo® be transferred and consolidated for pretrial management purposes into a consolidated multidistrict litigation in the United States District Court for the District of Massachusetts. See, In Re:

Fresenius Granuflo/Naturalyte Dialysate Products Liability Litigation, Case No. 2013-md-02428. The Massachusetts state courts and the St. Louis City (Missouri) court subsequently established similar consolidated litigation for such cases filed in Massachusetts county courts and St. Louis City court. See, In Re: Consolidated Fresenius Cases, Case No. MICV 2013-03400-O (Massachusetts Superior Court, Middlesex County). These lawsuits allege generally that inadequate labeling and warnings for these products caused harm to patients. In addition, similar cases have been filed in other state courts. On February 17, 2016, the Company reached with a committee of plaintiffs’ counsel and reported to the courts an agreement in principle for settlement of potentially all cases. The agreement in principle calls for the Company to pay $250,000 into a settlement fund in exchange for releases of all or substantially all of the plaintiffs’ claims, subject to the Company’s right to void the settlement under certain conditions, including if more than 3% of all plaintiffs reject the settlement or the distribution of rejecters meet certain criteria. As subsequently amended with the courts’ approval as to the applicable timetable, plaintiffs must advise FMCH of acceptance of the settlement by November 7, 2016; the Company has until November 15, 2016 to exercise any rights to void the settlement; and payment of the settlement amount must be made in November 2016 if the settlement is confirmed. The Company’s affected insurers have agreed to fund $220,000 of the settlement fund, with a reservation of rights regarding certain coverage issues between and among the Company and its insurers. The Company has accrued a net expense of $60,000 for consummation of the settlement, including legal fees and other anticipated costs.

Subsequent to the agreement in principle, the Company’s insurers in the AIG group initiated an action for declaratory judgment in New York state court advancing various arguments for reducing the amount of their coverage obligations. The Company filed an action in Massachusetts state court seeking to compel the AIG group carriers to honor their obligations under applicable policies, including reimbursement to the Company of litigation defense costs incurred before the agreement in principle was reached. The affected carriers have confirmed that the coverage litigation does not impact their commitment to fund $220,000 of the settlement with plaintiffs.

Certain of the complaints in the Granuflo®/Naturalyte® litigation named combinations of FMC-AG & Co. KGaA, FMC Management AG, Fresenius SE and Fresenius Management SE as defendants, in addition to FMCH and its domestic United States affiliates. The agreement in principle provides for dismissals and releases of claims encompassing the European defendants.

Four institutional plaintiffs have filed complaints against FMCH or its affiliates under state deceptive practices statutes resting on certain background allegations common to the GranuFlo®/NaturaLyte® personal injury litigation, but seeking as remedy the repayment of sums paid to FMCH attributable to the Granuflo®/Naturalyte® products. These cases implicate different legal standards, theories of liability and forms of potential recovery from those in the personal injury litigation and their claims will not be extinguished by the personal injury litigation settlement described above. The four plaintiffs are the Attorneys General for the States of Kentucky, Louisiana and Mississippi and the commercial insurance company Blue Cross Blue Shield of Louisiana in its private capacity. See, State of Mississippi ex rel. Hood, v. Fresenius Medical Care Holdings, Inc., No. 14-cv-152 (Chancery Court, DeSoto County); State of Louisiana ex re. Caldwell and Louisiana Health Service & Indemnity Company v. Fresenius Medical Care Airline, 2016 Civ. 11035 (U.S.D.C. D. Mass.); Commonwealth of Kentucky ex rel. Beshear v. Fresenius Medical Care Holdings, Inc. et al., No. 16-CI-00946 (Circuit Court, Franklin County).

Other Litigation and Potential Exposures

On February 15, 2011, a whistleblower (relator) action under the False Claims Act against FMCH was unsealed by order of the United States District Court for the District of Massachusetts and served by the relator. See, United States ex rel. Chris Drennen v. Fresenius Medical Care Holdings, Inc., 2009 Civ.

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10179 (D. Mass.). The United States did not intervene initially in the case. The relator’s complaint, which was first filed under seal in February 2009, alleged that the Company sought and received reimbursement from government payors for serum ferritin and multiple forms of hepatitis B laboratory tests that were medically unnecessary or not properly ordered by a physician. Discovery on the relator’s complaint closed in May 2015. On October 2, 2015, the United States Attorney moved to intervene on the relator’s complaint with respect only to certain Hepatitis B surface antigen tests performed prior to 2011, when Medicare reimbursement rules for such tests changed. FMCH opposed the government’s motion to intervene, which remains undecided.

On October 6, 2015, the Office of Inspector General of the United States Department of Health and Human Services (“OIG”) issued a subpoena to the Company seeking information about utilization and invoicing by Fresenius Vascular Care facilities as a whole for a period beginning after the Company’s acquisition of American Access Care LLC in October 2011 (“AAC”). The Company is cooperating in the government’s inquiry, which is being managed by the United States Attorney for the Eastern District of New York. Allegations against AAC arising in districts in Connecticut, Florida and Rhode Island relating to utilization and invoicing were settled in 2015.

The Company has received communications alleging conduct in countries outside the U.S. and Germany that may violate the U.S. Foreign Corrupt Practices Act (“FCPA”) or other anti-bribery laws. The Audit and Corporate Governance Committee of the Company’s Supervisory Board is conducting investigations with the assistance of independent counsel. The Company voluntarily advised the U.S. Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice (“DOJ”). The Company’s investigations and dialogue with the SEC and DOJ are ongoing. The Company is cooperating with the government investigations.

Conduct has been identified that may result in monetary penalties or other sanctions under the FCPA or other anti-bribery laws. In addition, the Company’s ability to conduct business in certain jurisdictions could be negatively impacted. The Company has previously recorded a non-material accrual for an identified matter. Given the current status of the investigations and remediation activities, the Company cannot reasonably estimate the range of possible loss that may result from identified matters or from the final outcome of the investigations or remediation activities.

The Company is implementing enhancements to its anti-corruption compliance program, including internal controls related to compliance with international anti-bribery laws. The Company continues to be fully committed to FCPA and other anti-bribery law compliance.

In August 2014, FMCH received a subpoena from the United States Attorney for the District of Maryland inquiring into FMCH’s contractual arrangements with hospitals and physicians, including contracts relating to the management of in-patient acute dialysis services. FMCH is cooperating in the investigation.

In July 2015, the Attorney General for Hawaii issued a civil complaint under the Hawaii False Claims Act alleging a conspiracy pursuant to which certain Liberty subsidiaries of FMCH overbilled Hawaii Medicaid for Liberty’s Epogen® administrations to Hawaii Medicaid patients during the period from 2006 through 2010, prior to the time of FMCH’s acquisition of Liberty. See, Hawaii v. Liberty Dialysis — Hawaii, LLC et al., Case No. 15-1-1357-07 (Hawaii 1st Circuit). The State alleges that Liberty acted unlawfully by relying on incorrect and unauthorized billing guidance provided to Liberty by Xerox State Healthcare LLC, which acted as Hawaii’s contracted administrator for its Medicaid program reimbursement operations during the relevant period. The amount of the overpayment claimed by the State is approximately $8,000, but the State seeks civil remedies, interest, fines, and penalties against

3

Liberty and FMCH under the Hawaii False Claims Act substantially in excess of the overpayment. FMCH filed third-party claims for contribution and indemnification against Xerox. The State’s False Claims Act complaint was filed after Liberty initiated an administrative action challenging the State’s recoupment of alleged overpayments from sums currently owed to Liberty. The administrative action is continuing.

On August 31 and November 25, 2015, respectively, FMCH received subpoenas from the United States Attorneys for the District of Colorado and the Eastern District of New York inquiring into FMCH’s participation in and management of dialysis facility joint ventures in which physicians are partners. FMCH is cooperating in the investigations.

On June 30, 2016, FMCH received a subpoena from the United States Attorney for the Northern District of Texas (Dallas) seeking information about the use and management of pharmaceuticals including Velphoro® as well as FMCH’s interactions with DaVita Healthcare Partners, Inc. The Company understands that the subpoena relates to an investigation previously disclosed by DaVita and that the investigation encompasses DaVita, Amgen, and Sanofi. FMCH is cooperating in the investigation.

From time to time, the Company is a party to or may be threatened with other litigation or arbitration, claims or assessments arising in the ordinary course of its business. Management regularly analyzes current information including, as applicable, the Company’s defenses and insurance coverage and, as necessary, provides accruals for probable liabilities for the eventual disposition of these matters.

The Company, like other healthcare providers, insurance plans and suppliers, conducts its operations under intense government regulation and scrutiny. It must comply with regulations which relate to or govern the safety and efficacy of medical products and supplies, the marketing and distribution of such products, the operation of manufacturing facilities, laboratories, dialysis clinics and other health care facilities, and environmental and occupational health and safety. With respect to its development, manufacture, marketing and distribution of medical products, if such compliance is not maintained, the Company could be subject to significant adverse regulatory actions by the FDA and comparable regulatory authorities outside the U.S. These regulatory actions could include warning letters or other enforcement notices from the FDA, and/or comparable foreign regulatory authority which may require the Company to expend significant time and resources in order to implement appropriate corrective actions. If the Company does not address matters raised in warning letters or other enforcement notices to the satisfaction of the FDA and/or comparable regulatory authorities outside the U.S., these regulatory authorities could take additional actions, including product recalls, injunctions against the distribution of products or operation of manufacturing plants, civil penalties, seizures of the Company’s products and/or criminal prosecution. FMCH is currently engaged in remediation efforts with respect to one pending FDA warning letter. The Company must also comply with the laws of the United States, including the federal Anti-Kickback Statute, the federal False Claims Act, the federal Stark Law, the federal Civil Monetary Penalties Law and the federal Foreign Corrupt Practices Act as well as other federal and state fraud and abuse laws. Applicable laws or regulations may be amended, or enforcement agencies or courts may make interpretations that differ from the Company’s interpretations or the manner in which it conducts its business. Enforcement has become a high priority for the federal government and some states. In addition, the provisions of the False Claims Act authorizing payment of a portion of any recovery to the party bringing the suit encourage private plaintiffs to commence whistleblower actions. By virtue of this regulatory environment, the Company’s business activities and practices are subject to extensive review by regulatory authorities and private parties, and continuing audits, subpoenas, other inquiries, claims and litigation relating to the Company’s compliance with applicable laws and regulations. The Company may not always be aware that an inquiry or action has begun, particularly in the case of whistleblower actions, which are initially filed under court seal.

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The Company operates many facilities and handles personal health information of its patients and beneficiaries throughout the United States and other parts of the world. In such a decentralized system, it is often difficult to maintain the desired level of oversight and control over the thousands of individuals employed by many affiliated companies. The Company relies upon its management structure, regulatory and legal resources, and the effective operation of its compliance program to direct, manage and monitor the activities of these employees. On occasion, the Company may identify instances where employees or other agents deliberately, recklessly or inadvertently contravene the Company’s policies or violate applicable law. The actions of such persons may subject the Company and its subsidiaries to liability under the Anti-Kickback Statute, the Stark Law, the False Claims Act, Health Insurance Portability and Accountability Act, the Health Information Technology for Economic and Clinical Health Act and the Foreign Corrupt Practices Act, among other laws and comparable laws of other countries.

Physicians, hospitals and other participants in the healthcare industry are also subject to a large number of lawsuits alleging professional negligence, malpractice, product liability, worker’s compensation or related claims, many of which involve large claims and significant defense costs. The Company has been and is currently subject to these suits due to the nature of its business and expects that those types of lawsuits may continue. Although the Company maintains insurance at a level which it believes to be prudent, it cannot assure that the coverage limits will be adequate or that insurance will cover all asserted claims. A successful claim against the Company or any of its subsidiaries in excess of insurance coverage could have a material adverse effect upon it and the results of its operations. Any claims, regardless of their merit or eventual outcome, could have a material adverse effect on the Company’s reputation and business.

The Company has also had claims asserted against it and has had lawsuits filed against it relating to alleged patent infringements or businesses that it has acquired or divested. These claims and suits relate both to operation of the businesses and to the acquisition and divestiture transactions. The Company has, when appropriate, asserted its own claims, and claims for indemnification. A successful claim against the Company or any of its subsidiaries could have a material adverse effect upon its business, financial condition, and the results of its operations. Any claims, regardless of their merit or eventual outcome, could have a material adverse effect on the Company’s reputation and business.

The Company is also subject to ongoing and future tax audits in the U.S., Germany and other jurisdictions. With respect to other potential adjustments and disallowances of tax matters currently under review, the Company does not anticipate that an unfavorable ruling could have a material impact on its results of operations. The Company is not currently able to determine the timing of these potential additional tax payments.

Other than those individual contingent liabilities mentioned above, the current estimated amount of the Company’s other known individual contingent liabilities is immaterial.

3.1(k)(iv)	Tradenames:	Renal Care Group	Fresenius Renal Technologies
		National Nephrology Associates	Fresenius Renal Therapies
		TruBlu Logistics (FUSA Mfg)	Fresenius Kidney Care
		Fresenius Renal Pharmaceuticals	Fresenius USA
		Fresenius Vascular Care	US Vascular

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Mergers:

On February 28, 2012, Liberty Dialysis Holdings, Inc., the owner of Liberty Dialysis and owner of a 51% stake in Renal Advantage Partners, LLC merged into a subsidiary of Bio-Medical Applications Management Co., Inc.

3.3(e)	Collection Agent:	None
	Affiliates:	See disclosure for Section 3.1(g)(ii) above.

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EXHIBIT V

Amended and Restated

Exhibit I to the

Seventh Amended and Restated

Transfer and Administration Agreement

LOCATION OF RECORDS

EXHIBIT I

to

SEVENTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

LOCATION OF RECORDS

TAA List	Billing Group Name1	Addr1	City1	ST1	Zip1	Billing Group Name2	Addr2	City2	ST2	Zip2	Billing Group Name3	Addr3	City3	ST3	Zip3
Apheresis Care Group, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications Management Company, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Aguadilla, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Alabama, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Amarillo, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Anacostia, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Arecibo, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Arkansas, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Bayamon, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Blue Springs, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Caguas, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of California, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Camarillo, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Bio-Medical Applications of Capitol Hill, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Carolina, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Carson, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Clinton, Inc.	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Bio-Medical Applications of Columbia Heights, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Connecticut, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of Delaware, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Dover, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of Eureka, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Bio-Medical Applications of Fayetteville, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Florida, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Fremont, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Bio-Medical Applications of Fresno, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Bio-Medical Applications of Georgia, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Guayama, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Humacao, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Illinois, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Indiana, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Bio-Medical Applications of Kansas, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Kentucky, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Bio-Medical Applications of Long Beach, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Los Gatos, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Bio-Medical Applications of Louisiana, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Maine, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of Manchester, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of Maryland, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Massachusetts, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of Mayaguez, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Michigan, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Bio-Medical Applications of Minnesota, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Bio-Medical Applications of Mississippi, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Missouri, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Nevada, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of New Hampshire, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of New Jersey, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Bio-Medical Applications of New Mexico, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of North Carolina, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Bio-Medical Applications of Northeast D.C., Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Oakland, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Ohio, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Oklahoma, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Pennsylvania, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Ponce, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Puerto Rico, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Rhode Island, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Rio Piedras, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of San German, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of San Juan, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of South Carolina, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Southeast Washington, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Tennessee, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Bio-Medical Applications of Texas, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of the District of Columbia, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Ukiah, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Virginia, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of West Virginia, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Wisconsin, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Bio-Medical Applications of Woonsocket, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Wyoming, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Brevard County Dialysis, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Clayton County Dialysis, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Clermont Dialysis Center, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002

Columbus Area Renal Alliance, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Conejo Valley Dialysis, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Dialysis America Georgia, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Dialysis Associates of Northern New Jersey, L.L.C.	#N/A	#N/A	#N/A	#N/A	#N/A
Dialysis Associates, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Dialysis Centers of America - Illinois, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	TYLER BILLING GROUP	1101 E. SE LOOP 323 TYLER	TX	75701
Dialysis Management Corporation	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Dialysis Services of Atlanta, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Dialysis Services of Cincinnati, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Dialysis Services, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Dialysis Specialists of Marietta, Ltd.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Dialysis Specialists of Topeka, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Douglas County Dialysis, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Doylestown Acute Renal Services, L.L.C.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Du Page Dialysis, Ltd.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Everest Healthcare Holdings, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Everest Healthcare Indiana, Inc.	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Everest Healthcare Ohio, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Everest Healthcare Rhode Island, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Everest Healthcare Texas Holding Corp.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Everest Healthcare Texas, L.P.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
FMS Delaware Dialysis, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
FMS Philadelphia Dialysis, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Fondren Dialysis Clinic, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Fort Scott Regional Dialysis Center, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Four State Regional Dialysis Center, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Fresenius Management Services, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care - South Texas Kidney, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Fresenius Medical Care Apheresis Services, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Fresenius Medical Care Dialysis Services - Oregon, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Fresenius Medical Care Dialysis Services Colorado LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Fresenius Medical Care Harston Hall, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Fresenius Medical Care Healthcare Recruitment, LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care Holdings, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care of Illinois, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Fresenius Medical Care of Montana, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Fresenius Medical Care of Nebraska, LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care PSO, LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care Ventures Holding Company, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care Ventures, LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care West Bexar, LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care-OSUIM Kidney Centers, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Fresenius USA Manufacturing, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius USA Marketing, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius USA, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Gulf Region Mobile Dialysis, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Haemo-Stat, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Hauppauge Dialysis Center, LLC	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Henry Dialysis Center, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Holton Dialysis Clinic, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Home Dialysis of America, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Home Dialysis of Muhlenberg County, Inc.	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Homestead Artificial Kidney Center, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Inland Northwest Renal Care Group, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Jefferson County Dialysis, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
KDCO, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Kentucky Renal Care Group, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Lawton Dialysis, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Little Rock Dialysis, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Maumee Dialysis Services, LLC	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Metro Dialysis Center - Normandy, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Metro Dialysis Center - North, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Miami Regional Dialysis Center, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
National Medical Care, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
National Nephrology Associates Management Company of Texas, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
National Nephrology Associates of Texas, L.P.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Nephromed LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
New York Dialysis Services, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
NMC Services, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
NNA Management Company of Kentucky, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
NNA Management Company of Louisiana, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
NNA of Alabama, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
NNA of East Orange, L.L.C.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
NNA of Georgia, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NNA of Harrison, L.L.C.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
NNA of Louisiana, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
NNA of Nevada, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
NNA of Oklahoma, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
NNA of Oklahoma, L.L.C.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
NNA of Rhode Island, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
NNA of Toledo, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NNA—Saint Barnabas, L.L.C.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NNA—Saint Barnabas-Livingston, L.L.C.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
North Buckner Dialysis Center, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Northeast Alabama Kidney Clinic, Inc.	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032

Northern New Jersey Dialysis, L.L.C.	#N/A	#N/A	#N/A	#N/A	#N/A
NRA-Ada, Oklahoma, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
NRA-Augusta, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Bamberg, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Bay City, Texas, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
NRA-Crossville, Tennessee, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Dickson, Tennessee, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Farmington, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Fredericktown, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Georgetown, Kentucky, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Hogansville, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Holly Hill, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Hollywood, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Inpatient Dialysis, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-LaGrange, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-London, Kentucky, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Macon, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Midtown Macon, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Milledgeville, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Monticello, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Mt. Pleasant, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-New Castle, Indiana, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Newnan Acquisition, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-North Augusta, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Orangeburg, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Palmetto, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Princeton, Kentucky, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Roanoke, Alabama, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
NRA-South City, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-St. Louis (Home Therapy Center), Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-St. Louis, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Talladega, Alabama, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
NRA-Valdosta (North), Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Valdosta, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Varnville, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Washington County, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Winchester, Indiana, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Physicians Dialysis Company, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
QualiCenters Albany, Ltd.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
QualiCenters Bend LLC	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
QualiCenters Coos Bay, Ltd.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
QualiCenters Eugene-Springfield, Ltd.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
QualiCenters Inland Northwest L.L.C.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
QualiCenters Pueblo LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
QualiCenters Salem LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
QualiCenters Sioux City, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
QualiCenters, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of Alabama, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RAI Care Centers of Florida I, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RAI Care Centers of Florida II, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RAI Care Centers of Georgia I, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
RAI Care Centers of Illinois I, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RAI Care Centers of Illinois II, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RAI Care Centers of Maryland I, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
RAI Care Centers of Michigan I, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RAI Care Centers of Michigan II, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RAI Care Centers of Nebraska II, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RAI Care Centers of North Carolina II, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RAI Care Centers of Northern California I, LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of Northern California II, LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of Oakland II, LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of South Carolina I, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
RAI Care Centers of Southern California I, LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of Southern California II, LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of Tennessee, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RAI Care Centers of Virginia I, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
RCG Bloomington, LLC	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
RCG East Texas, LLP	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RCG Indiana, L.L.C.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
RCG Irving, LLP	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RCG Martin, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RCG Memphis East, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RCG Memphis, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RCG Mississippi, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RCG Pensacola, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RCG Robstown, LLP	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RCG University Division, Inc.	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RCG West Health Supply, L.C.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Renal Care Group Alaska, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Renal Care Group East, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Renal Care Group Maplewood, LLC	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renal Care Group Michigan, Inc.	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Renal Care Group Northwest, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Renal Care Group of the Midwest, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renal Care Group of the Ozarks, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002

Renal Care Group of the Rockies, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Renal Care Group of the South, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Renal Care Group of the Southeast, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renal Care Group Ohio, Inc.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renal Care Group South New Mexico, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Renal Care Group Southwest Holdings, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Renal Care Group Southwest Michigan, LLC	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Renal Care Group Southwest, L.P.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Renal Care Group Terre Haute, LLC	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Renal Care Group Texas, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Renal Care Group Toledo, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Renal Care Group, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Renal Care Group-Harlingen, L.P.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RenalPartners, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Renex Corp.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Renex Dialysis Clinic of Bloomfield, Inc.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Bridgeton, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of Creve Coeur, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of Maplewood, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of Orange, Inc.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Philadelphia, Inc.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Pittsburgh, Inc.	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Renex Dialysis Clinic of South Georgia, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Renex Dialysis Clinic of St. Louis, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of Tampa, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of University City, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of Woodbury, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renex Dialysis Facilities, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Saint Louis Renal Care, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
San Diego Dialysis Services, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Santa Barbara Community Dialysis Center, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Smyrna Dialysis Center, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
SSKG, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
St. Louis Regional Dialysis Center, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
STAT Dialysis Corporation	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Stone Mountain Dialysis Center, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Stuttgart Dialysis, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Tappahannock Dialysis Center, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Terrell Dialysis Center, L.L.C.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Warrenton Dialysis Facility, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
West End Dialysis Center, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
West Palm Dialysis, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Wharton Dialysis, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
WSKC Dialysis Services, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701

EXHIBIT VI

Amended and Restated

Exhibit P to the

Seventh Amended and Restated

Transfer and Administration Agreement

[To be inserted immediately following the “Form of Amendment No. 1 to Second Amended and

Restated Receivables Purchase Agreement” therein.]

EXECUTION VERSION

AMENDMENT NO. 2

Dated as of December 6, 2016

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

Dated as of January 17, 2013

THIS AMENDMENT No. 2 (this “Amendment”) dated as of December 6, 2016 is entered into by and between NMC FUNDING CORPORATION, a Delaware corporation, as Purchaser (the “Purchaser”) and NATIONAL MEDICAL CARE, INC., a Delaware corporation, as Seller (the “Seller”).

PRELIMINARY STATEMENTS

A.                                    The Purchaser and the Seller are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of January 17, 2013 (as amended or otherwise modified prior to the date hereof, the “RPA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the RPA.

B.                                    The Purchaser and the Seller have agreed to amend the RPA on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.         Amendments.

1.1                               Section 2.6(a) of the RPA is hereby amended by changing the UCC section referred to therein from “Section 9-402(7) of the UCC” to “Section 9-507 of the UCC”.

1.2                               Section 5.1(b) of the RPA is hereby amended by adding the following proviso immediately prior the last period therein:

; provided, however, that the Seller shall not be required to cause any Terminated Transferring Affiliate (DT) to carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently or had conducted.

1.3                               Section 5.2(d) of the RPA is hereby amended by adding the following proviso immediately prior to the last period therein:

; provided, however, that the Seller shall not be required to comply with this covenant in connection with any merger, consolidation, transfer, lease or other disposition of assets by an Originating Entity (other than the Seller) if the aggregate Outstanding Balance of all Receivables originated by all other Originating Entities with respect to which the Seller is in compliance with this covenant is at least $1,050,000,000.

1.4                               Exhibit F (List of Actions and Suits) of the RPA is hereby deleted and replaced with the new Exhibit F attached hereto as Exhibit 1.

1.5                               Exhibit G (Location of Records) of the RPA is hereby deleted and replaced with the new Exhibit G attached hereto as Exhibit 2.

1.6                               Exhibit H (List of Seller’s Subsidiaries, Divisions and Tradenames) of the RPA is hereby deleted and replaced with the new Exhibit H attached hereto as Exhibit 3.

1.7                               Exhibit I (Form of Transferring Affiliate Letter) of the RPA is hereby amended to insert at the end of such exhibit the form of Amendment No. 6 to the Transferring Affiliate Letter attached hereto as Exhibit 4.

1.8                               Exhibit J (List of Transferring Affiliates, Chief Executive Offices of Transferring Affiliates and Tradenames) of the RPA is hereby deleted and replaced with the new Exhibit J attached hereto as Exhibit 5.

SECTION 2.         Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon (i) the receipt by the Purchaser of counterparts of this Amendment duly executed by the Purchaser and the Seller, (ii) the effectiveness of Amendment No. 6 to the Amended and Restated Transferring Affiliate Letter of even date herewith among the Seller and each Transferring Affiliate and (iii) the effectiveness of Amendment No. 1 to the Seventh Amended and Restated Transfer and Administration Agreement of even date herewith among the Seller, the Purchaser, the Transferor, the Collection Agent, the Administrative Agents and the Agent.

SECTION 3.         Covenants, Representations and Warranties of the Seller.

3.1                               Upon the effectiveness of this Amendment, the Seller hereby reaffirms all covenants, representations and warranties made by it in the RPA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3.2                               The Seller hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Seller Default or Potential Seller Default shall exist under the RPA.

SECTION 4.         Reference to and Effect on the RPA.

4.1                               Upon the effectiveness of this Amendment, each reference in the RPA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean

2

and be a reference to the RPA as amended hereby, and each reference to the RPA in any other document, instrument and agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as amended hereby.

4.2                               Except as specifically amended hereby, the RPA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3                               The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser or any of its assignees under the RPA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5.         Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 6.         Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

SECTION 7.         Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[The remainder of this page intentionally left blank]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION,
as Purchaser

By:
Name:
Title:

NATIONAL MEDICAL CARE, INC.,
as Seller

By:
Name:
Title:

Signature Page

Amendment No. 2 to Second Amended and Restated Receivables Purchase Agreement

Exhibit 1

to Amendment

EXHIBIT F

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF ACTIONS AND SUITS

SECTION 3.1(g)

The “Legal and Regulatory Matters” section of the most recent annual report on Form 20-F or report on Form 6-K for the quarter, as applicable, and such other Form 6-Ks referencing therein any actions, suits or proceedings, each as filed by Fresenius Medical Care AG & Co. KGaA (“FME KGaA” or the “Company”) with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 is hereby incorporated by reference as if fully set forth herein.

Such filings can be found on the SEC website at the following link: http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001333141&owner=exclude&count=40

The following are excerpts from the report on Form 6-K of FME KGaA filed with the Securities and Exchange Commission on October 27, 2016 for the period ending September 30, 2016 (in thousands, except share and per share data):

Legal and Regulatory Matters

The Company is routinely involved in claims, lawsuits, regulatory and tax audits, investigations and other legal matters arising, for the most part, in the ordinary course of its business of providing health care services and products. Legal matters that the Company currently deems to be material or noteworthy are described below. For the matters described below in which the Company believes a loss is both reasonably possible and estimable, an estimate of the loss or range of loss exposure is provided. For the other matters described below, the Company believes that the loss probability is remote and/or the loss or range of possible losses cannot be reasonably estimated at this time. The outcome of litigation and other legal matters is always difficult to predict accurately and outcomes that are not consistent with the Company’s view of the merits can occur. The Company believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously. Nevertheless, it is possible that the resolution of one or more of the legal matters currently pending or threatened could have a material adverse effect on its business, results of operations and financial condition.

Commercial Litigation

On April 5, 2013, the U.S. Judicial Panel on Multidistrict Litigation ordered that the numerous lawsuits pending in various federal courts alleging wrongful death and personal injury claims against FMCH and certain of its affiliates relating to FMCH’s acid concentrate products NaturaLyte® and GranuFlo® be transferred and consolidated for pretrial management purposes into a consolidated multidistrict litigation in the United States District Court for the District of Massachusetts. See, In Re: Fresenius Granuflo/Naturalyte Dialysate Products Liability Litigation, Case No. 2013-md-02428. The

Massachusetts state courts and the St. Louis City (Missouri) court subsequently established similar consolidated litigation for such cases filed in Massachusetts county courts and St. Louis City court. See, In Re: Consolidated Fresenius Cases, Case No. MICV 2013-03400-O (Massachusetts Superior Court, Middlesex County). These lawsuits allege generally that inadequate labeling and warnings for these products caused harm to patients. In addition, similar cases have been filed in other state courts. On February 17, 2016, the Company reached with a committee of plaintiffs’ counsel and reported to the courts an agreement in principle for settlement of potentially all cases. The agreement in principle calls for the Company to pay $250,000 into a settlement fund in exchange for releases of all or substantially all of the plaintiffs’ claims, subject to the Company’s right to void the settlement under certain conditions, including if more than 3% of all plaintiffs reject the settlement or the distribution of rejecters meet certain criteria. As subsequently amended with the courts’ approval as to the applicable timetable, plaintiffs must advise FMCH of acceptance of the settlement by November 7, 2016; the Company has until November 15, 2016 to exercise any rights to void the settlement; and payment of the settlement amount must be made in November 2016 if the settlement is confirmed. The Company’s affected insurers have agreed to fund $220,000 of the settlement fund, with a reservation of rights regarding certain coverage issues between and among the Company and its insurers. The Company has accrued a net expense of $60,000 for consummation of the settlement, including legal fees and other anticipated costs.

Subsequent to the agreement in principle, the Company’s insurers in the AIG group initiated an action for declaratory judgment in New York state court advancing various arguments for reducing the amount of their coverage obligations. The Company filed an action in Massachusetts state court seeking to compel the AIG group carriers to honor their obligations under applicable policies, including reimbursement to the Company of litigation defense costs incurred before the agreement in principle was reached. The affected carriers have confirmed that the coverage litigation does not impact their commitment to fund $220,000 of the settlement with plaintiffs.

Certain of the complaints in the Granuflo®/Naturalyte® litigation named combinations of FMC-AG & Co. KGaA, FMC Management AG, Fresenius SE and Fresenius Management SE as defendants, in addition to FMCH and its domestic United States affiliates. The agreement in principle provides for dismissals and releases of claims encompassing the European defendants.

Four institutional plaintiffs have filed complaints against FMCH or its affiliates under state deceptive practices statutes resting on certain background allegations common to the GranuFlo®/NaturaLyte® personal injury litigation, but seeking as remedy the repayment of sums paid to FMCH attributable to the Granuflo®/Naturalyte® products. These cases implicate different legal standards, theories of liability and forms of potential recovery from those in the personal injury litigation and their claims will not be extinguished by the personal injury litigation settlement described above. The four plaintiffs are the Attorneys General for the States of Kentucky, Louisiana and Mississippi and the commercial insurance company Blue Cross Blue Shield of Louisiana in its private capacity. See, State of Mississippi ex rel. Hood, v. Fresenius Medical Care Holdings, Inc., No. 14-cv-152 (Chancery Court, DeSoto County); State of Louisiana ex re. Caldwell and Louisiana Health Service & Indemnity Company v. Fresenius Medical Care Airline, 2016 Civ. 11035 (U.S.D.C. D. Mass.); Commonwealth of Kentucky ex rel. Beshear v. Fresenius Medical Care Holdings, Inc. et al., No. 16-CI-00946 (Circuit Court, Franklin County).

Other Litigation and Potential Exposures

On February 15, 2011, a whistleblower (relator) action under the False Claims Act against FMCH was unsealed by order of the United States District Court for the District of Massachusetts and served by the relator. See, United States ex rel. Chris Drennen v. Fresenius Medical Care Holdings, Inc., 2009 Civ.

10179 (D. Mass.). The United States did not intervene initially in the case. The relator’s complaint, which was first filed under seal in February 2009, alleged that the Company sought and received reimbursement from government payors for serum ferritin and multiple forms of hepatitis B laboratory tests that were medically unnecessary or not properly ordered by a physician. Discovery on the relator’s complaint closed in May 2015. On October 2, 2015, the United States Attorney moved to intervene on the relator’s complaint with respect only to certain Hepatitis B surface antigen tests performed prior to 2011, when Medicare reimbursement rules for such tests changed. FMCH opposed the government’s motion to intervene, which remains undecided.

On October 6, 2015, the Office of Inspector General of the United States Department of Health and Human Services (“OIG”) issued a subpoena to the Company seeking information about utilization and invoicing by Fresenius Vascular Care facilities as a whole for a period beginning after the Company’s acquisition of American Access Care LLC in October 2011 (“AAC”). The Company is cooperating in the government’s inquiry, which is being managed by the United States Attorney for the Eastern District of New York. Allegations against AAC arising in districts in Connecticut, Florida and Rhode Island relating to utilization and invoicing were settled in 2015.

The Company has received communications alleging conduct in countries outside the U.S. and Germany that may violate the U.S. Foreign Corrupt Practices Act (“FCPA”) or other anti-bribery laws. The Audit and Corporate Governance Committee of the Company’s Supervisory Board is conducting investigations with the assistance of independent counsel. The Company voluntarily advised the U.S. Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice (“DOJ”). The Company’s investigations and dialogue with the SEC and DOJ are ongoing. The Company is cooperating with the government investigations.

Conduct has been identified that may result in monetary penalties or other sanctions under the FCPA or other anti-bribery laws. In addition, the Company’s ability to conduct business in certain jurisdictions could be negatively impacted. The Company has previously recorded a non-material accrual for an identified matter. Given the current status of the investigations and remediation activities, the Company cannot reasonably estimate the range of possible loss that may result from identified matters or from the final outcome of the investigations or remediation activities.

The Company is implementing enhancements to its anti-corruption compliance program, including internal controls related to compliance with international anti-bribery laws. The Company continues to be fully committed to FCPA and other anti-bribery law compliance.

In August 2014, FMCH received a subpoena from the United States Attorney for the District of Maryland inquiring into FMCH’s contractual arrangements with hospitals and physicians, including contracts relating to the management of in-patient acute dialysis services. FMCH is cooperating in the investigation.

In July 2015, the Attorney General for Hawaii issued a civil complaint under the Hawaii False Claims Act alleging a conspiracy pursuant to which certain Liberty subsidiaries of FMCH overbilled Hawaii Medicaid for Liberty’s Epogen® administrations to Hawaii Medicaid patients during the period from 2006 through 2010, prior to the time of FMCH’s acquisition of Liberty. See, Hawaii v. Liberty Dialysis — Hawaii, LLC et al., Case No. 15-1-1357-07 (Hawaii 1st Circuit). The State alleges that Liberty acted unlawfully by relying on incorrect and unauthorized billing guidance provided to Liberty by Xerox State Healthcare LLC, which acted as Hawaii’s contracted administrator for its Medicaid program reimbursement operations during the relevant period. The amount of the overpayment claimed by the State is approximately $8,000, but the State seeks civil remedies, interest, fines, and penalties against

Liberty and FMCH under the Hawaii False Claims Act substantially in excess of the overpayment. FMCH filed third-party claims for contribution and indemnification against Xerox. The State’s False Claims Act complaint was filed after Liberty initiated an administrative action challenging the State’s recoupment of alleged overpayments from sums currently owed to Liberty. The administrative action is continuing.

On August 31 and November 25, 2015, respectively, FMCH received subpoenas from the United States Attorneys for the District of Colorado and the Eastern District of New York inquiring into FMCH’s participation in and management of dialysis facility joint ventures in which physicians are partners. FMCH is cooperating in the investigations.

On June 30, 2016, FMCH received a subpoena from the United States Attorney for the Northern District of Texas (Dallas) seeking information about the use and management of pharmaceuticals including Velphoro® as well as FMCH’s interactions with DaVita Healthcare Partners, Inc. The Company understands that the subpoena relates to an investigation previously disclosed by DaVita and that the investigation encompasses DaVita, Amgen, and Sanofi. FMCH is cooperating in the investigation.

From time to time, the Company is a party to or may be threatened with other litigation or arbitration, claims or assessments arising in the ordinary course of its business. Management regularly analyzes current information including, as applicable, the Company’s defenses and insurance coverage and, as necessary, provides accruals for probable liabilities for the eventual disposition of these matters.

The Company, like other healthcare providers, insurance plans and suppliers, conducts its operations under intense government regulation and scrutiny. It must comply with regulations which relate to or govern the safety and efficacy of medical products and supplies, the marketing and distribution of such products, the operation of manufacturing facilities, laboratories, dialysis clinics and other health care facilities, and environmental and occupational health and safety. With respect to its development, manufacture, marketing and distribution of medical products, if such compliance is not maintained, the Company could be subject to significant adverse regulatory actions by the FDA and comparable regulatory authorities outside the U.S. These regulatory actions could include warning letters or other enforcement notices from the FDA, and/or comparable foreign regulatory authority which may require the Company to expend significant time and resources in order to implement appropriate corrective actions. If the Company does not address matters raised in warning letters or other enforcement notices to the satisfaction of the FDA and/or comparable regulatory authorities outside the U.S., these regulatory authorities could take additional actions, including product recalls, injunctions against the distribution of products or operation of manufacturing plants, civil penalties, seizures of the Company’s products and/or criminal prosecution. FMCH is currently engaged in remediation efforts with respect to one pending FDA warning letter. The Company must also comply with the laws of the United States, including the federal Anti-Kickback Statute, the federal False Claims Act, the federal Stark Law, the federal Civil Monetary Penalties Law and the federal Foreign Corrupt Practices Act as well as other federal and state fraud and abuse laws. Applicable laws or regulations may be amended, or enforcement agencies or courts may make interpretations that differ from the Company’s interpretations or the manner in which it conducts its business. Enforcement has become a high priority for the federal government and some states. In addition, the provisions of the False Claims Act authorizing payment of a portion of any recovery to the party bringing the suit encourage private plaintiffs to commence whistleblower actions. By virtue of this regulatory environment, the Company’s business activities and practices are subject to extensive review by regulatory authorities and private parties, and continuing audits, subpoenas, other inquiries, claims and litigation relating to the Company’s compliance with applicable laws and regulations. The Company may not always be aware that an inquiry or action has begun, particularly in the case of whistleblower actions, which are initially filed under court seal.

The Company operates many facilities and handles personal health information of its patients and beneficiaries throughout the United States and other parts of the world. In such a decentralized system, it is often difficult to maintain the desired level of oversight and control over the thousands of individuals employed by many affiliated companies. The Company relies upon its management structure, regulatory and legal resources, and the effective operation of its compliance program to direct, manage and monitor the activities of these employees. On occasion, the Company may identify instances where employees or other agents deliberately, recklessly or inadvertently contravene the Company’s policies or violate applicable law. The actions of such persons may subject the Company and its subsidiaries to liability under the Anti-Kickback Statute, the Stark Law, the False Claims Act, Health Insurance Portability and Accountability Act, the Health Information Technology for Economic and Clinical Health Act and the Foreign Corrupt Practices Act, among other laws and comparable laws of other countries.

Physicians, hospitals and other participants in the healthcare industry are also subject to a large number of lawsuits alleging professional negligence, malpractice, product liability, worker’s compensation or related claims, many of which involve large claims and significant defense costs. The Company has been and is currently subject to these suits due to the nature of its business and expects that those types of lawsuits may continue. Although the Company maintains insurance at a level which it believes to be prudent, it cannot assure that the coverage limits will be adequate or that insurance will cover all asserted claims. A successful claim against the Company or any of its subsidiaries in excess of insurance coverage could have a material adverse effect upon it and the results of its operations. Any claims, regardless of their merit or eventual outcome, could have a material adverse effect on the Company’s reputation and business.

The Company has also had claims asserted against it and has had lawsuits filed against it relating to alleged patent infringements or businesses that it has acquired or divested. These claims and suits relate both to operation of the businesses and to the acquisition and divestiture transactions. The Company has, when appropriate, asserted its own claims, and claims for indemnification. A successful claim against the Company or any of its subsidiaries could have a material adverse effect upon its business, financial condition, and the results of its operations. Any claims, regardless of their merit or eventual outcome, could have a material adverse effect on the Company’s reputation and business.

The Company is also subject to ongoing and future tax audits in the U.S., Germany and other jurisdictions. With respect to other potential adjustments and disallowances of tax matters currently under review, the Company does not anticipate that an unfavorable ruling could have a material impact on its results of operations. The Company is not currently able to determine the timing of these potential additional tax payments.

Other than those individual contingent liabilities mentioned above, the current estimated amount of the Company’s other known individual contingent liabilities is immaterial.

Exhibit 2

to Amendment

EXHIBIT G

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LOCATION OF RECORDS

[attached]

EXHIBIT G

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LOCATION OF RECORDS

TAA List	Billing Group Name1	Addr1	City1	ST1	Zip1	Billing Group Name2	Addr2	City2	ST2	Zip2	Billing Group Name3	Addr3	City3	ST3	Zip3
Apheresis Care Group, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications Management Company, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Aguadilla, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Alabama, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Amarillo, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Anacostia, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Arecibo, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Arkansas, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Bayamon, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Blue Springs, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Caguas, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of California, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Camarillo, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Bio-Medical Applications of Capitol Hill, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Carolina, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Carson, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Clinton, Inc.	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Bio-Medical Applications of Columbia Heights, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Connecticut, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of Delaware, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Dover, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of Eureka, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Bio-Medical Applications of Fayetteville, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Florida, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Fremont, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Bio-Medical Applications of Fresno, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Bio-Medical Applications of Georgia, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Guayama, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Humacao, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Illinois, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Indiana, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Bio-Medical Applications of Kansas, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Kentucky, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Bio-Medical Applications of Long Beach, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Los Gatos, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Bio-Medical Applications of Louisiana, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Maine, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of Manchester, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of Maryland, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Massachusetts, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of Mayaguez, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Michigan, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Bio-Medical Applications of Minnesota, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Bio-Medical Applications of Mississippi, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Missouri, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Nevada, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of New Hampshire, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of New Jersey, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Bio-Medical Applications of New Mexico, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of North Carolina, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Bio-Medical Applications of Northeast D.C., Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Oakland, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Ohio, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Oklahoma, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Pennsylvania, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Ponce, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Puerto Rico, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Rhode Island, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Rio Piedras, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of San German, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of San Juan, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of South Carolina, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Southeast Washington, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Tennessee, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Bio-Medical Applications of Texas, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of the District of Columbia, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Ukiah, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Virginia, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of West Virginia, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Wisconsin, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Bio-Medical Applications of Woonsocket, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Wyoming, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Brevard County Dialysis, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Clayton County Dialysis, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Clermont Dialysis Center, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002

Columbus Area Renal Alliance, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Conejo Valley Dialysis, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Dialysis America Georgia, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Dialysis Associates of Northern New Jersey, L.L.C.	#N/A	#N/A	#N/A	#N/A	#N/A
Dialysis Associates, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Dialysis Centers of America - Illinois, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Dialysis Management Corporation	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Dialysis Services of Atlanta, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Dialysis Services of Cincinnati, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Dialysis Services, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Dialysis Specialists of Marietta, Ltd.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Dialysis Specialists of Topeka, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Douglas County Dialysis, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Doylestown Acute Renal Services, L.L.C.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Du Page Dialysis, Ltd.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Everest Healthcare Holdings, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Everest Healthcare Indiana, Inc.	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Everest Healthcare Ohio, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Everest Healthcare Rhode Island, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Everest Healthcare Texas Holding Corp.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Everest Healthcare Texas, L.P.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
FMS Delaware Dialysis, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
FMS Philadelphia Dialysis, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Fondren Dialysis Clinic, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Fort Scott Regional Dialysis Center, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Four State Regional Dialysis Center, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Fresenius Management Services, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care - South Texas Kidney, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Fresenius Medical Care Apheresis Services, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Fresenius Medical Care Dialysis Services - Oregon, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Fresenius Medical Care Dialysis Services Colorado LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Fresenius Medical Care Harston Hall, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Fresenius Medical Care Healthcare Recruitment, LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care Holdings, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care of Illinois, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Fresenius Medical Care of Montana, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Fresenius Medical Care of Nebraska, LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care PSO, LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care Ventures Holding Company, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care Ventures, LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care West Bexar, LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care-OSUIM Kidney Centers, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Fresenius USA Manufacturing, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius USA Marketing, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius USA, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Gulf Region Mobile Dialysis, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Haemo-Stat, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Hauppauge Dialysis Center, LLC	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Henry Dialysis Center, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Holton Dialysis Clinic, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Home Dialysis of America, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Home Dialysis of Muhlenberg County, Inc.	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Homestead Artificial Kidney Center, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Inland Northwest Renal Care Group, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Jefferson County Dialysis, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
KDCO, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Kentucky Renal Care Group, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Lawton Dialysis, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Little Rock Dialysis, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Maumee Dialysis Services, LLC	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Metro Dialysis Center - Normandy, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Metro Dialysis Center - North, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Miami Regional Dialysis Center, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
National Medical Care, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
National Nephrology Associates Management Company of Texas, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
National Nephrology Associates of Texas, L.P.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Nephromed LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
New York Dialysis Services, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
NMC Services, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
NNA Management Company of Kentucky, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
NNA Management Company of Louisiana, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
NNA of Alabama, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
NNA of East Orange, L.L.C.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
NNA of Georgia, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NNA of Harrison, L.L.C.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
NNA of Louisiana, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
NNA of Nevada, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
NNA of Oklahoma, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
NNA of Oklahoma, L.L.C.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
NNA of Rhode Island, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
NNA of Toledo, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NNA—Saint Barnabas, L.L.C.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NNA—Saint Barnabas-Livingston, L.L.C.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
North Buckner Dialysis Center, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Northeast Alabama Kidney Clinic, Inc.	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032

Northern New Jersey Dialysis, L.L.C.	#N/A	#N/A	#N/A	#N/A	#N/A
NRA-Ada, Oklahoma, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
NRA-Augusta, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Bamberg, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Bay City, Texas, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
NRA-Crossville, Tennessee, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Dickson, Tennessee, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Farmington, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Fredericktown, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Georgetown, Kentucky, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Hogansville, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Holly Hill, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Hollywood, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Inpatient Dialysis, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-LaGrange, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-London, Kentucky, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Macon, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Midtown Macon, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Milledgeville, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Monticello, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Mt. Pleasant, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-New Castle, Indiana, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Newnan Acquisition, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-North Augusta, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Orangeburg, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Palmetto, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Princeton, Kentucky, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Roanoke, Alabama, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
NRA-South City, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-St. Louis (Home Therapy Center), Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-St. Louis, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Talladega, Alabama, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
NRA-Valdosta (North), Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Valdosta, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Varnville, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Washington County, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Winchester, Indiana, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Physicians Dialysis Company, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
QualiCenters Albany, Ltd.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
QualiCenters Bend LLC	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
QualiCenters Coos Bay, Ltd.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
QualiCenters Eugene-Springfield, Ltd.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
QualiCenters Inland Northwest L.L.C.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
QualiCenters Pueblo LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
QualiCenters Salem LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
QualiCenters Sioux City, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
QualiCenters, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of Alabama, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RAI Care Centers of Florida I, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RAI Care Centers of Florida II, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RAI Care Centers of Georgia I, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
RAI Care Centers of Illinois I, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RAI Care Centers of Illinois II, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RAI Care Centers of Maryland I, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
RAI Care Centers of Michigan I, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RAI Care Centers of Michigan II, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RAI Care Centers of Nebraska II, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RAI Care Centers of North Carolina II, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RAI Care Centers of Northern California I, LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of Northern California II, LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of Oakland II, LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of South Carolina I, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
RAI Care Centers of Southern California I, LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of Southern California II, LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of Tennessee, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RAI Care Centers of Virginia I, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
RCG Bloomington, LLC	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
RCG East Texas, LLP	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RCG Indiana, L.L.C.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
RCG Irving, LLP	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RCG Martin, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RCG Memphis East, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RCG Memphis, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RCG Mississippi, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RCG Pensacola, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RCG Robstown, LLP	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RCG University Division, Inc.	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RCG West Health Supply, L.C.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Renal Care Group Alaska, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Renal Care Group East, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Renal Care Group Maplewood, LLC	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renal Care Group Michigan, Inc.	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Renal Care Group Northwest, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Renal Care Group of the Midwest, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renal Care Group of the Ozarks, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002

Renal Care Group of the Rockies, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Renal Care Group of the South, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Renal Care Group of the Southeast, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renal Care Group Ohio, Inc.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renal Care Group South New Mexico, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Renal Care Group Southwest Holdings, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Renal Care Group Southwest Michigan, LLC	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Renal Care Group Southwest, L.P.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Renal Care Group Terre Haute, LLC	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Renal Care Group Texas, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Renal Care Group Toledo, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Renal Care Group, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Renal Care Group-Harlingen, L.P.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RenalPartners, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Renex Corp.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Renex Dialysis Clinic of Bloomfield, Inc.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Bridgeton, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of Creve Coeur, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of Maplewood, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of Orange, Inc.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Philadelphia, Inc.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Pittsburgh, Inc.	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Renex Dialysis Clinic of South Georgia, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Renex Dialysis Clinic of St. Louis, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of Tampa, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of University City, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of Woodbury, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renex Dialysis Facilities, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Saint Louis Renal Care, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
San Diego Dialysis Services, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Santa Barbara Community Dialysis Center, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Smyrna Dialysis Center, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
SSKG, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
St. Louis Regional Dialysis Center, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
STAT Dialysis Corporation	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Stone Mountain Dialysis Center, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Stuttgart Dialysis, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Tappahannock Dialysis Center, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Terrell Dialysis Center, L.L.C.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Warrenton Dialysis Facility, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
West End Dialysis Center, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
West Palm Dialysis, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Wharton Dialysis, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
WSKC Dialysis Services, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701

Exhibit 3

to Amendment

EXHIBIT H

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF SELLER’S SUBSIDIARIES, DIVISIONS AND TRADENAMES

Wholly owned:

Bio-Medical Applications Management Company, Inc.

Bio-Medical Applications of Illinois, Inc.

Dialysis America Alabama, LLC

Fresenius Medical Care Dialysis Services - Oregon, LLC

Fresenius Medical Care Insurance Group, LLC

Fresenius Medical Care of Illinois, LLC

Fresenius Medical Seamless Care, LLC

Fresenius Medical Care Ventures Holding Company, Inc.

Haemo-Stat, Inc.

Home Intensive Care, Inc.

Neomedica, Inc.

NMC A, LLC

NMC Funding Corporation

NMC Services, Inc.

QCI Holdings, Inc.

Quality Care Dialysis Center of Vega Baja, Inc.

Renal Research Institute, LLC

Spectra Renal Research, LLC

U.S. Vascular Access Holdings, LLC

Partially owned (other member is another wholly owned entity):

QualiCenters Eugene-Springfield, Ltd. (49%)

QualiCenters Inland Northwest L.L.C. (30%)

QualiCenters Louisville LLC (20%)

QualiCenters Salem LLC (40%)

QualiCenters Sioux City, LLC (49%)

Fresenius Medical Care Lake County, LLC (25.38%)

Tradenames:

Seller:                     Fresenius Medical Care North America

Subsidiaries:         Fresenius Vascular Care

US Vascular

H-1

Exhibit 4

to Amendment

FORM OF AMENDMENT NO. 6 TO

TRANSFERRING AFFILIATE LETTER

[attached]

EXECUTION VERSION

AMENDMENT NO. 6

Dated as of December 6, 2016

to

AMENDED AND RESTATED TRANSFERRING AFFILIATE LETTER

Dated as of October 16, 2008

THIS AMENDMENT NO. 6 (this “Amendment”) dated as of December 6, 2016 is entered into by and among (i) NATIONAL MEDICAL CARE, INC., a Delaware corporation (the “Seller”), (ii) the entities listed on the signature pages hereof under the heading “New Transferring Affiliates” (together, the “New Transferring Affiliates”) and (iii) the other entities listed on the signature pages hereof under the heading “Existing Transferring Affiliates” (collectively, the “Existing Transferring Affiliates” and, together with the New Transferring Affiliates, the “Transferring Affiliates”).

PRELIMINARY STATEMENT

A.            The Seller and the Existing Transferring Affiliates are parties to that certain Amended and Restated Transferring Affiliate Letter dated as of October 16, 2008 (as amended or otherwise modified prior to the date hereof, the “Transferring Affiliate Letter”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Transferring Affiliate Letter or in the “Agreement” referred to therein.

B.            The parties hereto desire to add the New Transferring Affiliates and remove certain Existing Transferring Affiliate as Transferring Affiliates under the Transferring Affiliate Letter and to amend the Transferring Affiliate Letter on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   Amendments.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Transferring Affiliate Letter is hereby amended as follows:

1.1          New Transferring Affiliates. Each of Hauppauge Dialysis Center, LLC and RAI Care Centers of Virginia I, LLC is a New Transferring Affiliate and is hereby added as a “Transferring Affiliate” under the Transferring Affiliate Letter. From and after the effective date of this Amendment, each New Transferring Affiliate shall have all of the rights and obligations of a Transferring Affiliate under the Transferring Affiliate Letter. Accordingly, on the effective date of this Amendment, each New Transferring Affiliate shall sell to the Seller, and the Seller shall forthwith purchase from such New Transferring Affiliate, all of the Receivables with respect to the New Transferring Affiliate and all Related Security with respect thereto. All Receivables with respect to such New Transferring Affiliate arising after the effective date of this Amendment and all Related Security with respect thereto shall be sold to the Seller pursuant to the terms of the Transferring Affiliate Letter in the same manner as if such New Transferring Affiliate had been an original party thereto.

1.2          Terminated Transferring Affiliates. (a) Each of the Existing Transferring Affiliates listed below under the heading “Terminated Transferring Affiliates (ED)” (each, a “Terminated Transferring Affiliate”) is hereby terminated as a “Transferring Affiliate” under the Transferring Affiliate Letter from and after the effective date of this Amendment:

Terminated Transferring Affiliates (ED)

Bio-Medical Applications of Mission Hills, Inc.

Dialysis Specialists of Tulsa, Inc.

NNA of Florida, LLC

Norcross Dialysis Center, LLC

NRA-Barbourville (Home Therapy Center), Kentucky, LLC

NRA-Bay City, L.P.

NRA-Gray, Georgia, LLC

RAI Care Centers of Virginia II, LLC

Renex Dialysis Clinic of Doylestown, Inc.

Renex Dialysis Clinic of Union, Inc.

From and after the effective date of this Amendment, each of the parties hereto agrees that each Terminated Transferring Affiliate (ED) shall have no further rights or obligations to transfer any of its Receivables hereunder and shall cease to be a “Transferring Affiliate” hereunder.

(b)           Each of the Existing Transferring Affiliates listed below under the heading “Terminated Transferring Affiliates (DT)” (each, a “Terminated Transferring Affiliate”) shall be terminated as a “Transferring Affiliate” under the Transferring Affiliate Letter from and after the date on which the Transferor delivers an Officer’s Certificate regarding the Removal of Transferring Affiliates with respect to such Terminated Transferring Affiliate (DT) in accordance with Section 2.15 of the TAA (as amended by the TAA Amendment) (as defined below):

Terminated Transferring Affiliates (DT)

Bio-Medical Applications of Carson, Inc.

Bio-Medical Applications of Long Beach, Inc.

Bio-Medical Applications of Nevada, Inc.

Miami Regional Dialysis Center, Inc.

NRA-Dickson, Tennessee, LLC

NRA-Fredericktown, Missouri, LLC

NRA-London, Kentucky, LLC

NRA-Macon, Georgia, LLC

NRA-Midtown Macon, Georgia, LLC

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NRA-Milledgeville, Georgia, LLC

NRA-Monticello, Georgia, LLC

From and after the date on which the Transferor delivers an Officer’s Certificate regarding the Removal of Transferring Affiliates with respect to such Terminated Transferring Affiliate (DT), each of the parties hereto agrees that such Terminated Transferring Affiliate (DT) shall have no further rights or obligations to transfer any of its Receivables hereunder and shall cease to be a “Transferring Affiliate” hereunder.

1.3          Removal Supplement. (a) Section 8 of the Transferring Affiliate Letter is hereby amended by adding the follow sentence at the end of that section:

Subject to satisfaction of the conditions set forth in Section 2.15 of the TAA, any Transferring Affiliate may be removed as a party hereto if (i) such Transferring Affiliate, the Seller and the Transferor have delivered to each Administrative Agent and the Agent a duly executed supplement substantially in the form attached to this Transferring Affiliate Letter as Exhibit 1 (a “Removal Supplement”) and (ii) such Removal Supplement shall have been acknowledged in writing by the Agent.

(b)           The Transferring Affiliate Letter is hereby amended by adding after the last signature page thereof the Form of Removal Supplement as Exhibit 1 in the form of the Exhibit hereto.

SECTION 2.     Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon (i) the receipt by the Seller of counterparts of this Amendment duly executed by the Seller and the Transferring Affiliates and (ii) the effectiveness of Amendment No. 1, dated as of the date hereof (the “TAA Amendment”), to the Seventh Amended and Restated Transfer and Administration Agreement.

SECTION 3.     Covenants, Representations and Warranties of the Transferring Affiliates.

3.1          Upon the effectiveness of this Amendment, each New Transferring Affiliate (i) represents and warrants that (A) it is, directly or indirectly, a wholly-owned subsidiary of FMCH, (B) it is primarily engaged in the same business as is conducted on the date hereof by the Originating Entities and (C) each statement set forth in Section 6 of the Transferring Affiliate Letter is true and correct in respect of such New Transferring Affiliate, and (ii) hereby makes the Perfection Representations and all covenants as a Transferring Affiliate in the Transferring Affiliate Letter (as amended hereby).

3.2          Upon the effectiveness of this Amendment, each Existing Transferring Affiliate hereby reaffirms all covenants, representations and warranties made by it in the Transferring Affiliate Letter (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3

3.3          Each Transferring Affiliate hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with terms hereof.

3.4          Notwithstanding the termination of a Terminated Transferring Affiliate as a Transferring Affiliate under the Transferring Affiliate Letter, after the termination of such Terminated Transferring Affiliate on the date specified in Section 1(a) or 1(b), as applicable, with respect to any covenant or undertaking required to be performed by the Seller under the Agreement which relates to any Collections, accounts or the assets or properties of such Terminated Transferring Affiliate, the Terminated Transferring Affiliate agrees to take all action, or if applicable to omit to take any action, the taking (or omission to take) of which enables the Seller to comply fully and on a timely basis with the terms and conditions of such covenant or undertaking.

3.5          Upon the effectiveness of this Amendment, the Seller hereby represents, warrants and affirms that, excluding the Terminated Transferring Affiliates (ED), the list of entities on the signature pages hereof under the headings “New Transferring Affiliates” and “Existing Transferring Affiliates” is, together, a complete and accurate list of all of the Transferring Affiliates that are a party to the Transferring Affiliate Letter.

SECTION 4.    Reference to and Effect on the Transferring Affiliate Letter.

4.1          Upon the effectiveness of this Amendment, each reference in the Transferring Affiliate Letter to “Transferring Affiliate Letter,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Transferring Affiliate Letter as amended hereby, and each reference to the Transferring Affiliate Letter in any other document, instrument and agreement executed and/or delivered in connection with the Transferring Affiliate Letter shall mean and be a reference to the Transferring Affiliate Letter as amended hereby.

4.2          Except as specifically amended hereby, the Transferring Affiliate Letter and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3          The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Seller or any of its assignees under the Transferring Affiliate Letter or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 6.     Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken

4

together shall constitute but one and the same instrument. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

SECTION 7.      Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Remainder of Page Intentionally Left Blank]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

New Transferring Affiliates:

HAUPPAUGE DIALYSIS CENTER, LLC
RAI CARE CENTERS OF VIRGINIA I, LLC

(each a “New Transferring Affiliate”)

By:
Name:
Title:

Existing Transferring Affiliates:

1.	APHERESIS CARE GROUP, INC.
2.	BIO-MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.
3.	BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.
4.	BIO-MEDICAL APPLICATIONS OF AMARILLO, INC.
5.	BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.
6.	BIO-MEDICAL APPLICATIONS OF AGUADILLA, INC.
7.	BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.
8.	BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.
9.	BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.
10.	BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC.
11.	BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.
12.	BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.
13.	BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.
14.	BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.
15.	BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.
16.	BIO-MEDICAL APPLICATIONS OF CLINTON, INC.
17.	BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.
18.	BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.
19.	BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.
20.	BIO-MEDICAL APPLICATIONS OF DOVER, INC.
21.	BIO-MEDICAL APPLICATIONS OF EUREKA, INC.
22.	BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.
23.	BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.
24.	BIO-MEDICAL APPLICATIONS OF FREMONT, INC.
25.	BIO-MEDICAL APPLICATIONS OF FRESNO, INC.

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

26.	BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.
27.	BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.
28.	BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.
29.	BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.
30.	BIO-MEDICAL APPLICATIONS OF INDIANA, INC.
31.	BIO-MEDICAL APPLICATIONS OF KANSAS, INC.
32.	BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.
33.	BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.
34.	BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC
35.	BIO-MEDICAL APPLICATIONS OF MAINE, INC.
36.	BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.
37.	BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.
38.	BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.
39.	BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.
40.	BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.
41.	BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.
42.	BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.
43.	BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.
44.	BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.
45.	BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.
46.	BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.
47.	BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.
48.	BIO-MEDICAL APPLICATIONS OF NORTHEAST D.C., INC.
49.	BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.
50.	BIO-MEDICAL APPLICATIONS OF OHIO, INC.
51.	BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.
52.	BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.
53.	BIO-MEDICAL APPLICATIONS OF PONCE, INC.
54.	BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.
55.	BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.
56.	BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.
57.	BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.
58.	BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.
59.	BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.
60.	BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.
61.	BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

62.	BIO-MEDICAL APPLICATIONS OF TEXAS, INC.
63.	BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.
64.	BIO-MEDICAL APPLICATIONS OF UKIAH, INC.
65.	BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.
66.	BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.
67.	BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.
68.	BIO-MEDICAL APPLICATIONS OF WOONSOCKET, INC.
69.	BIO-MEDICAL APPLICATIONS OF WYOMING, LLC
70.	BREVARD COUNTY DIALYSIS, LLC
71.	CLAYTON COUNTY DIALYSIS, LLC
72.	CLERMONT DIALYSIS CENTER, LLC
73.	COLUMBUS AREA RENAL ALLIANCE, LLC
74.	CONEJO VALLEY DIALYSIS, INC.
75.	DIALYSIS AMERICA GEORGIA, LLC
76.	DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.
77.	DIALYSIS ASSOCIATES, LLC
78.	DIALYSIS CENTERS OF AMERICA - ILLINOIS, INC.
79.	DIALYSIS MANAGEMENT CORPORATION
80.	DIALYSIS SERVICES OF ATLANTA, INC.
81.	DIALYSIS SERVICES OF CINCINNATI, INC.
82.	DIALYSIS SERVICES, INC.
83.	DIALYSIS SPECIALISTS OF MARIETTA, LTD.
84.	DIALYSIS SPECIALISTS OF TOPEKA, INC.
85.	DOUGLAS COUNTY DIALYSIS, LLC
86.	DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.
87.	DU PAGE DIALYSIS, LTD.
88.	EVEREST HEALTHCARE HOLDINGS, INC.
89.	EVEREST HEALTHCARE INDIANA, INC.
90.	EVEREST HEALTHCARE OHIO, INC.
91.	EVEREST HEALTHCARE RHODE ISLAND, INC.
92.	EVEREST HEALTHCARE TEXAS HOLDING CORP.
93.	EVEREST HEALTHCARE TEXAS, L.P.
94.	FMS DELAWARE DIALYSIS, LLC
95.	FMS PHILADELPHIA DIALYSIS, LLC
96.	FONDREN DIALYSIS CLINIC, INC.
97.	FORT SCOTT REGIONAL DIALYSIS CENTER, INC.
98.	FOUR STATE REGIONAL DIALYSIS CENTER, INC.
99.	FRESENIUS MANAGEMENT SERVICES, INC.
100.	FRESENIUS MEDICAL CARE - SOUTH TEXAS KIDNEY, LLC

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

101.	FRESENIUS MEDICAL CARE APHERESIS SERVICES, LLC
102.	FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO LLC
103.	FRESENIUS MEDICAL CARE DIALYSIS SERVICES - OREGON, LLC
104.	FRESENIUS MEDICAL CARE HARSTON HALL, LLC
105.	FRESENIUS MEDICAL CARE HEALTHCARE RECRUITMENT, LLC
106.	FRESENIUS MEDICAL CARE HOLDINGS, INC.
107.	FRESENIUS MEDICAL CARE OF ILLINOIS, LLC
108.	FRESENIUS MEDICAL CARE OF MONTANA, LLC
109.	FRESENIUS MEDICAL CARE OF NEBRASKA, LLC
110.	FRESENIUS MEDICAL CARE PSO, LLC
111.	FRESENIUS MEDICAL CARE VENTURES HOLDING COMPANY, INC.
112.	FRESENIUS MEDICAL CARE VENTURES, LLC
113.	FRESENIUS MEDICAL CARE WEST BEXAR, LLC
114.	FRESENIUS MEDICAL CARE-OSUIM KIDNEY CENTERS, LLC
115.	FRESENIUS USA MANUFACTURING, INC.
116.	FRESENIUS USA MARKETING, INC.
117.	FRESENIUS USA, INC.
118.	GULF REGION MOBILE DIALYSIS, INC.
119.	HAEMO-STAT, INC.
120.	HENRY DIALYSIS CENTER, LLC
121.	HOLTON DIALYSIS CLINIC, LLC
122.	HOME DIALYSIS OF AMERICA, INC.
123.	HOME DIALYSIS OF MUHLENBERG COUNTY, INC.
124.	HOMESTEAD ARTIFICIAL KIDNEY CENTER, INC.
125.	INLAND NORTHWEST RENAL CARE GROUP, LLC
126.	JEFFERSON COUNTY DIALYSIS, INC.
127.	KDCO, INC.
128.	KENTUCKY RENAL CARE GROUP, LLC
129.	LAWTON DIALYSIS, INC.
130.	LITTLE ROCK DIALYSIS, INC.
131.	MAUMEE DIALYSIS SERVICES, LLC
132.	METRO DIALYSIS CENTER - NORMANDY, INC.
133.	METRO DIALYSIS CENTER - NORTH, INC.
134.	NATIONAL MEDICAL CARE, INC.
135.	NATIONAL NEPHROLOGY ASSOCIATES MANAGEMENT COMPANY OF TEXAS, INC.
136.	NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

137.	NEPHROMED LLC
138.	NEW YORK DIALYSIS SERVICES, INC.
139.	NMC SERVICES, INC.
140.	NNA MANAGEMENT COMPANY OF KENTUCKY, INC.
141.	NNA MANAGEMENT COMPANY OF LOUISIANA, INC.
142.	NNA OF ALABAMA, INC.
143.	NNA OF EAST ORANGE, L.L.C.
144.	NNA OF GEORGIA, INC.
145.	NNA OF HARRISON, L.L.C.
146.	NNA OF LOUISIANA, LLC
147.	NNA OF NEVADA, INC.
148.	NNA OF OKLAHOMA, INC.
149.	NNA OF OKLAHOMA, L.L.C.
150.	NNA OF RHODE ISLAND, INC.
151.	NNA OF TOLEDO, INC.
152.	NNA–SAINT BARNABAS, L.L.C.
153.	NNA–SAINT BARNABAS-LIVINGSTON, L.L.C.
154.	NORTH BUCKNER DIALYSIS CENTER, INC.
155.	NORTHEAST ALABAMA KIDNEY CLINIC, INC.
156.	NORTHERN NEW JERSEY DIALYSIS, L.L.C.
157.	NRA-ADA, OKLAHOMA, LLC
158.	NRA-AUGUSTA, GEORGIA, LLC
159.	NRA-BAMBERG, SOUTH CAROLINA, LLC
160.	NRA-BAY CITY, TEXAS, LLC
161.	NRA-CROSSVILLE, TENNESSEE, LLC
162.	NRA-FARMINGTON, MISSOURI, LLC
163.	NRA-GEORGETOWN, KENTUCKY, LLC
164.	NRA-HOGANSVILLE, GEORGIA, LLC
165.	NRA-HOLLY HILL, SOUTH CAROLINA, LLC
166.	NRA-HOLLYWOOD, SOUTH CAROLINA, LLC
167.	NRA-INPATIENT DIALYSIS, LLC
168.	NRA-LAGRANGE, GEORGIA, LLC
169.	NRA-MT. PLEASANT, SOUTH CAROLINA, LLC
170.	NRA-NEW CASTLE, INDIANA, LLC
171.	NRA-NEWNAN ACQUISITION, LLC
172.	NRA-NORTH AUGUSTA, SOUTH CAROLINA, LLC
173.	NRA-ORANGEBURG, SOUTH CAROLINA, LLC
174.	NRA-PALMETTO, GEORGIA, LLC
175.	NRA-PRINCETON, KENTUCKY, LLC
176.	NRA-ROANOKE, ALABAMA, LLC
177.	NRA-SOUTH CITY, MISSOURI, LLC

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

178.	NRA-ST. LOUIS (HOME THERAPY CENTER), MISSOURI, LLC
179.	NRA-ST. LOUIS, MISSOURI, LLC
180.	NRA-TALLADEGA, ALABAMA, LLC
181.	NRA-VALDOSTA (NORTH), GEORGIA, LLC
182.	NRA-VALDOSTA, GEORGIA, LLC
183.	NRA-VARNVILLE, SOUTH CAROLINA, LLC
184.	NRA-WASHINGTON COUNTY, MISSOURI, LLC
185.	NRA-WINCHESTER, INDIANA, LLC
186.	PHYSICIANS DIALYSIS COMPANY, INC.
187.	QUALICENTERS ALBANY, LTD.
188.	QUALICENTERS BEND LLC
189.	QUALICENTERS COOS BAY, LTD.
190.	QUALICENTERS EUGENE-SPRINGFIELD, LTD.
191.	QUALICENTERS INLAND NORTHWEST L.L.C.
192.	QUALICENTERS PUEBLO, LLC
193.	QUALICENTERS SALEM LLC
194.	QUALICENTERS SIOUX CITY, LLC
195.	QUALICENTERS, INC.
196.	RAI CARE CENTERS OF ALABAMA, LLC
197.	RAI CARE CENTERS OF FLORIDA I, LLC
198.	RAI CARE CENTERS OF FLORIDA II, LLC
199.	RAI CARE CENTERS OF GEORGIA I, LLC
200.	RAI CARE CENTERS OF ILLINOIS I, LLC
201.	RAI CARE CENTERS OF ILLINOIS II, LLC
202.	RAI CARE CENTERS OF MARYLAND I, LLC
203.	RAI CARE CENTERS OF MICHIGAN I, LLC
204.	RAI CARE CENTERS OF MICHIGAN II, LLC
205.	RAI CARE CENTERS OF NEBRASKA II, LLC
206.	RAI CARE CENTERS OF NORTH CAROLINA II, LLC
207.	RAI CARE CENTERS OF NORTHERN CALIFORNIA I, LLC
208.	RAI CARE CENTERS OF NORTHERN CALIFORNIA II, LLC
209.	RAI CARE CENTERS OF OAKLAND II, LLC
210.	RAI CARE CENTERS OF SOUTH CAROLINA I, LLC
211.	RAI CARE CENTERS OF SOUTHERN CALIFORNIA I, LLC
212.	RAI CARE CENTERS OF SOUTHERN CALIFORNIA II, LLC
213.	RAI CARE CENTERS OF TENNESSEE, LLC
214.	RCG BLOOMINGTON, LLC
215.	RCG EAST TEXAS, LLP
216.	RCG INDIANA, L.L.C.
217.	RCG IRVING, LLP

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

218.	RCG MARTIN, LLC
219.	RCG MEMPHIS EAST, LLC
220.	RCG MEMPHIS, LLC
221.	RCG MISSISSIPPI, INC.
222.	RCG PENSACOLA, LLC
223.	RCG ROBSTOWN, LLP
224.	RCG UNIVERSITY DIVISION, INC.
225.	RCG WEST HEALTH SUPPLY, L.C.
226.	RENAL CARE GROUP ALASKA, INC.
227.	RENAL CARE GROUP EAST, INC.
228.	RENAL CARE GROUP MAPLEWOOD, LLC
229.	RENAL CARE GROUP MICHIGAN, INC.
230.	RENAL CARE GROUP NORTHWEST, INC.
231.	RENAL CARE GROUP OF THE MIDWEST, INC.
232.	RENAL CARE GROUP OF THE OZARKS, LLC
233.	RENAL CARE GROUP OF THE ROCKIES, LLC
234.	RENAL CARE GROUP OF THE SOUTH, INC.
235.	RENAL CARE GROUP OF THE SOUTHEAST, INC.
236.	RENAL CARE GROUP OHIO, INC.
237.	RENAL CARE GROUP SOUTH NEW MEXICO, LLC
238.	RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.
239.	RENAL CARE GROUP SOUTHWEST MICHIGAN, LLC
240.	RENAL CARE GROUP SOUTHWEST, L.P.
241.	RENAL CARE GROUP TERRE HAUTE, LLC
242.	RENAL CARE GROUP TEXAS, INC.
243.	RENAL CARE GROUP TOLEDO, LLC
244.	RENAL CARE GROUP, INC.
245.	RENAL CARE GROUP-HARLINGEN, L.P.
246.	RENALPARTNERS, INC.
247.	RENEX CORP.
248.	RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
249.	RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
250.	RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.
251.	RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
252.	RENEX DIALYSIS CLINIC OF ORANGE, INC.
253.	RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.
254.	RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
255.	RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
256.	RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
257.	RENEX DIALYSIS CLINIC OF TAMPA, INC.
258.	RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

259.	RENEX DIALYSIS CLINIC OF WOODBURY, INC.
260.	RENEX DIALYSIS FACILITIES, INC.
261.	SAINT LOUIS RENAL CARE, LLC
262.	SAN DIEGO DIALYSIS SERVICES, INC.
263.	SANTA BARBARA COMMUNITY DIALYSIS CENTER, INC.
264.	SMYRNA DIALYSIS CENTER, LLC
265.	SSKG, INC.
266.	ST. LOUIS REGIONAL DIALYSIS CENTER, INC.
267.	STAT DIALYSIS CORPORATION
268.	STONE MOUNTAIN DIALYSIS CENTER, LLC
269.	STUTTGART DIALYSIS, LLC
270.	TAPPAHANNOCK DIALYSIS CENTER, INC.
271.	TERRELL DIALYSIS CENTER, L.L.C.
272.	WARRENTON DIALYSIS FACILITY, INC.
273.	WEST END DIALYSIS CENTER, INC.
274.	WEST PALM DIALYSIS, LLC
275.	WHARTON DIALYSIS, INC.
276.	WSKC DIALYSIS SERVICES, INC.

(each an “Existing Transferring Affiliate”)

By:
Name:
Title:

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

BIO-MEDICAL APPLICATIONS OF MISSION HILLS, INC.
DIALYSIS SPECIALISTS OF TULSA, INC.
NNA OF FLORIDA, LLC.
NORCROSS DIALYSIS CENTER, LLC
NRA-BARBOURVILLE (HOME THERAPY CENTER),
KENTUCKY, LLC
NRA-BAY CITY, L.P.
NRA-GRAY, GEORGIA, LLC
RAI CARE CENTERS OF VIRGINIA II, LLC
RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.
RENEX DIALYSIS CLINIC OF UNION, INC.

(each, an “Existing Transferring Affiliate” and a
“Terminated Transferring Affiliate (ED)”)

By:
Name:
Title:

BIO-MEDICAL APPLICATIONS OF CARSON, INC.
BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.
BIO-MEDICAL APPLICATIONS OF NEVADA, INC.
MIAMI REGIONAL DIALYSIS CENTER, INC.
NRA-DICKSON, TENNESSEE, LLC
NRA-FREDERICKTOWN, MISSOURI, LLC
NRA-LONDON, KENTUCKY, LLC
NRA-MACON, GEORGIA, LLC
NRA-MIDTOWN MACON, GEORGIA, LLC
NRA-MILLEDGEVILLE, GEORGIA, LLC
NRA-MONTICELLO, GEORGIA, LLC

(each, an “Existing Transferring Affiliate” and a
“Terminated Transferring Affiliate (DT)”)

By:
Name:
Title:

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

NATIONAL MEDICAL CARE, INC.

By:
Name:
Title:

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

EXHIBIT

Amended and Restated

Exhibit 1 to the

Amended and Restated

Transferring Affiliate Letter

FORM OF REMOVAL SUPPLEMENT

Reference is hereby made to the Amended and Restated Transferring Affiliate Letter dated October 16, 2008 (the “Transferring Affiliate Letter”) from the Transferring Affiliates to National Medical Care, Inc. (the “Seller”), as the same may be amended, restated, supplemented or otherwise modified from time to time. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Transferring Affiliate Letter.

Subject to satisfaction of the conditions set forth in Section 8 of the Transferring Affiliate Letter and Section 2.15 of the TAA, [                         ] (the “Removed TA”) is hereby removed as a Transferring Affiliate from the Transferring Affiliate Letter on the date hereof (such date, the “Removal Date”).

Notwithstanding the removal of the Removed TA as a Transferring Affiliate under the Transferring Affiliate Letter, on and after the Removal Date, the Removed TA agrees to take all action, or if applicable to omit to take any action, the taking (or omission to take) of which enables the Seller to comply fully and on a timely basis with the terms and conditions of each covenant or undertaking required to be performed by the Seller under the Agreement that relates to any Collections, accounts or the assets or properties of the Removed TA.

The execution, delivery and effectiveness of this Removal Supplement shall not operate as a waiver of any right, power or remedy of the Seller or any of its assignees under the Transferring Affiliate Letter or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

THIS REMOVAL SUPPLEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

This Removal Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

[TRANSFERRING AFFILIATE],
as Removed TA

By:
Name:
Title:

NATIONAL MEDICAL CARE, INC.,
as Seller

By:
Name:
Title:

NMC FUNDING CORPORATION,
as Purchaser and Transferor

By:
Name:
Title:

ACKNOWLEDGED:

THE BANK OF NOVA SCOTIA,
as Agent

By:
Name:
Title:

Exhibit 5

to Amendment

EXHIBIT J

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF TRANSFERRING AFFILIATES, CHIEF EXECUTIVE OFFICES OF TRANSFERRING AFFILIATES AND TRADENAMES

SECTIONS 2.7(b), 3.1(i) and 3.1(k)(iv)

Section 2.7(b) List of Transferring Affiliates

1.	APHERESIS CARE GROUP, INC.
2.	BIO-MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.
3.	BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.
4.	BIO-MEDICAL APPLICATIONS OF AMARILLO, INC.
5.	BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.
6.	BIO-MEDICAL APPLICATIONS OF AGUADILLA, INC.
7.	BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.
8.	BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.
9.	BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.
10.	BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC.
11.	BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.
12.	BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.
13.	BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.
14.	BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.
15.	BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.
16.	BIO-MEDICAL APPLICATIONS OF CARSON, INC.
17.	BIO-MEDICAL APPLICATIONS OF CLINTON, INC.
18.	BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.
19.	BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.
20.	BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.
21.	BIO-MEDICAL APPLICATIONS OF DOVER, INC.
22.	BIO-MEDICAL APPLICATIONS OF EUREKA, INC.
23.	BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.
24.	BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.
25.	BIO-MEDICAL APPLICATIONS OF FREMONT, INC.

26.	BIO-MEDICAL APPLICATIONS OF FRESNO, INC.
27.	BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.
28.	BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.
29.	BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.
30.	BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.
31.	BIO-MEDICAL APPLICATIONS OF INDIANA, INC.
32.	BIO-MEDICAL APPLICATIONS OF KANSAS, INC.
33.	BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.
34.	BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.
35.	BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.
36.	BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC
37.	BIO-MEDICAL APPLICATIONS OF MAINE, INC.
38.	BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.
39.	BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.
40.	BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.
41.	BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.
42.	BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.
43.	BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.
44.	BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.
45.	BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.
46.	BIO-MEDICAL APPLICATIONS OF NEVADA, INC.
47.	BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.
48.	BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.
49.	BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.
50.	BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.
51.	BIO-MEDICAL APPLICATIONS OF NORTHEAST D.C., INC.
52.	BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.
53.	BIO-MEDICAL APPLICATIONS OF OHIO, INC.
54.	BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.
55.	BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.
56.	BIO-MEDICAL APPLICATIONS OF PONCE, INC.
57.	BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.
58.	BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.
59.	BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.
60.	BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.
61.	BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.
62.	BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.

63.	BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.
64.	BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.
65.	BIO-MEDICAL APPLICATIONS OF TEXAS, INC.
66.	BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.
67.	BIO-MEDICAL APPLICATIONS OF UKIAH, INC.
68.	BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.
69.	BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.
70.	BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.
71.	BIO-MEDICAL APPLICATIONS OF WOONSOCKET, INC.
72.	BIO-MEDICAL APPLICATIONS OF WYOMING, LLC
73.	BREVARD COUNTY DIALYSIS, LLC
74.	CLAYTON COUNTY DIALYSIS, LLC
75.	CLERMONT DIALYSIS CENTER, LLC
76.	COLUMBUS AREA RENAL ALLIANCE, LLC
77.	CONEJO VALLEY DIALYSIS, INC.
78.	DIALYSIS AMERICA GEORGIA, LLC
79.	DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.
80.	DIALYSIS ASSOCIATES, LLC
81.	DIALYSIS CENTERS OF AMERICA - ILLINOIS, INC.
82.	DIALYSIS MANAGEMENT CORPORATION
83.	DIALYSIS SERVICES OF ATLANTA, INC.
84.	DIALYSIS SERVICES OF CINCINNATI, INC.
85.	DIALYSIS SERVICES, INC.
86.	DIALYSIS SPECIALISTS OF MARIETTA, LTD.
87.	DIALYSIS SPECIALISTS OF TOPEKA, INC.
88.	DOUGLAS COUNTY DIALYSIS, LLC
89.	DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.
90.	DU PAGE DIALYSIS, LTD.
91.	EVEREST HEALTHCARE HOLDINGS, INC.
92.	EVEREST HEALTHCARE INDIANA, INC.
93.	EVEREST HEALTHCARE OHIO, INC.
94.	EVEREST HEALTHCARE RHODE ISLAND, INC.
95.	EVEREST HEALTHCARE TEXAS HOLDING CORP.
96.	EVEREST HEALTHCARE TEXAS, L.P.
97.	FMS DELAWARE DIALYSIS, LLC
98.	FMS PHILADELPHIA DIALYSIS, LLC
99.	FONDREN DIALYSIS CLINIC, INC.
100.	FORT SCOTT REGIONAL DIALYSIS CENTER, INC.
101.	FOUR STATE REGIONAL DIALYSIS CENTER, INC.

102.	FRESENIUS MANAGEMENT SERVICES, INC.
103.	FRESENIUS MEDICAL CARE - SOUTH TEXAS KIDNEY, LLC
104.	FRESENIUS MEDICAL CARE APHERESIS SERVICES, LLC
105.	FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO LLC
106.	FRESENIUS MEDICAL CARE DIALYSIS SERVICES -OREGON, LLC
107.	FRESENIUS MEDICAL CARE HARSTON HALL, LLC
108.	FRESENIUS MEDICAL CARE HEALTHCARE RECRUITMENT, LLC
109.	FRESENIUS MEDICAL CARE HOLDINGS, INC.
110.	FRESENIUS MEDICAL CARE OF ILLINOIS, LLC
111.	FRESENIUS MEDICAL CARE OF MONTANA, LLC
112.	FRESENIUS MEDICAL CARE OF NEBRASKA, LLC
113.	FRESENIUS MEDICAL CARE PSO, LLC
114.	FRESENIUS MEDICAL CARE VENTURES HOLDING COMPANY, INC.
115.	FRESENIUS MEDICAL CARE VENTURES, LLC
116.	FRESENIUS MEDICAL CARE WEST BEXAR, LLC
117.	FRESENIUS MEDICAL CARE-OSUIM KIDNEY CENTERS, LLC
118.	FRESENIUS USA MANUFACTURING, INC.
119.	FRESENIUS USA MARKETING, INC.
120.	FRESENIUS USA, INC.
121.	GULF REGION MOBILE DIALYSIS, INC.
122.	HAEMO-STAT, INC.
123.	HAUPPAUGE DIALYSIS CENTER, LLC
124.	HENRY DIALYSIS CENTER, LLC
125.	HOLTON DIALYSIS CLINIC, LLC
126.	HOME DIALYSIS OF AMERICA, INC.
127.	HOME DIALYSIS OF MUHLENBERG COUNTY, INC.
128.	HOMESTEAD ARTIFICIAL KIDNEY CENTER, INC.
129.	INLAND NORTHWEST RENAL CARE GROUP, LLC
130.	JEFFERSON COUNTY DIALYSIS, INC.
131.	KDCO, INC.
132.	KENTUCKY RENAL CARE GROUP, LLC
133.	LAWTON DIALYSIS, INC.
134.	LITTLE ROCK DIALYSIS, INC.
135.	MAUMEE DIALYSIS SERVICES, LLC
136.	METRO DIALYSIS CENTER - NORMANDY, INC.
137.	METRO DIALYSIS CENTER - NORTH, INC.

138.	MIAMI REGIONAL DIALYSIS CENTER, INC.
139.	NATIONAL MEDICAL CARE, INC.
140.	NATIONAL NEPHROLOGY ASSOCIATES MANAGEMENT COMPANY OF TEXAS, INC.
141.	NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.
142.	NEPHROMED LLC
143.	NEW YORK DIALYSIS SERVICES, INC.
144.	NMC SERVICES, INC.
145.	NNA MANAGEMENT COMPANY OF KENTUCKY, INC.
146.	NNA MANAGEMENT COMPANY OF LOUISIANA, INC.
147.	NNA OF ALABAMA, INC.
148.	NNA OF EAST ORANGE, L.L.C.
149.	NNA OF GEORGIA, INC.
150.	NNA OF HARRISON, L.L.C.
151.	NNA OF LOUISIANA, LLC
152.	NNA OF NEVADA, INC.
153.	NNA OF OKLAHOMA, INC.
154.	NNA OF OKLAHOMA, L.L.C.
155.	NNA OF RHODE ISLAND, INC.
156.	NNA OF TOLEDO, INC.
157.	NNA—SAINT BARNABAS, L.L.C.
158.	NNA—SAINT BARNABAS-LIVINGSTON, L.L.C.
159.	NORTH BUCKNER DIALYSIS CENTER, INC.
160.	NORTHEAST ALABAMA KIDNEY CLINIC, INC.
161.	NORTHERN NEW JERSEY DIALYSIS, L.L.C.
162.	NRA-ADA, OKLAHOMA, LLC
163.	NRA-AUGUSTA, GEORGIA, LLC
164.	NRA-BAMBERG, SOUTH CAROLINA, LLC
165.	NRA-BAY CITY, TEXAS, LLC
166.	NRA-CROSSVILLE, TENNESSEE, LLC
167.	NRA-DICKSON, TENNESSEE, LLC
168.	NRA-FARMINGTON, MISSOURI, LLC
169.	NRA-FREDERICKTOWN, MISSOURI, LLC
170.	NRA-GEORGETOWN, KENTUCKY, LLC
171.	NRA-HOGANSVILLE, GEORGIA, LLC
172.	NRA-HOLLY HILL, SOUTH CAROLINA, LLC
173.	NRA-HOLLYWOOD, SOUTH CAROLINA, LLC
174.	NRA-INPATIENT DIALYSIS, LLC
175.	NRA-LAGRANGE, GEORGIA, LLC
176.	NRA-LONDON, KENTUCKY, LLC
177.	NRA-MACON, GEORGIA, LLC

178.	NRA-MIDTOWN MACON, GEORGIA, LLC
179.	NRA-MILLEDGEVILLE, GEORGIA, LLC
180.	NRA-MONTICELLO, GEORGIA, LLC
181.	NRA-MT. PLEASANT, SOUTH CAROLINA, LLC
182.	NRA-NEW CASTLE, INDIANA, LLC
183.	NRA-NEWNAN ACQUISITION, LLC
184.	NRA-NORTH AUGUSTA, SOUTH CAROLINA, LLC
185.	NRA-ORANGEBURG, SOUTH CAROLINA, LLC
186.	NRA-PALMETTO, GEORGIA, LLC
187.	NRA-PRINCETON, KENTUCKY, LLC
188.	NRA-ROANOKE, ALABAMA, LLC
189.	NRA-SOUTH CITY, MISSOURI, LLC
190.	NRA-ST. LOUIS (HOME THERAPY CENTER), MISSOURI, LLC
191.	NRA-ST. LOUIS, MISSOURI, LLC
192.	NRA-TALLADEGA, ALABAMA, LLC
193.	NRA-VALDOSTA (NORTH), GEORGIA, LLC
194.	NRA-VALDOSTA, GEORGIA, LLC
195.	NRA-VARNVILLE, SOUTH CAROLINA, LLC
196.	NRA-WASHINGTON COUNTY, MISSOURI, LLC
197.	NRA-WINCHESTER, INDIANA, LLC
198.	PHYSICIANS DIALYSIS COMPANY, INC.
199.	QUALICENTERS ALBANY, LTD.
200.	QUALICENTERS BEND LLC
201.	QUALICENTERS COOS BAY, LTD.
202.	QUALICENTERS EUGENE-SPRINGFIELD, LTD.
203.	QUALICENTERS INLAND NORTHWEST L.L.C.
204.	QUALICENTERS PUEBLO, LLC
205.	QUALICENTERS SALEM LLC
206.	QUALICENTERS SIOUX CITY, LLC
207.	QUALICENTERS, INC.
208.	RAI CARE CENTERS OF ALABAMA, LLC
209.	RAI CARE CENTERS OF FLORIDA I, LLC
210.	RAI CARE CENTERS OF FLORIDA II, LLC
211.	RAI CARE CENTERS OF GEORGIA I, LLC
212.	RAI CARE CENTERS OF ILLINOIS I, LLC
213.	RAI CARE CENTERS OF ILLINOIS II, LLC
214.	RAI CARE CENTERS OF MARYLAND I, LLC
215.	RAI CARE CENTERS OF MICHIGAN I, LLC
216.	RAI CARE CENTERS OF MICHIGAN II, LLC
217.	RAI CARE CENTERS OF NEBRASKA II, LLC

218.	RAI CARE CENTERS OF NORTH CAROLINA II, LLC
219.	RAI CARE CENTERS OF NORTHERN CALIFORNIA I, LLC
220.	RAI CARE CENTERS OF NORTHERN CALIFORNIA II, LLC
221.	RAI CARE CENTERS OF OAKLAND II, LLC
222.	RAI CARE CENTERS OF SOUTH CAROLINA I, LLC
223.	RAI CARE CENTERS OF SOUTHERN CALIFORNIA I, LLC
224.	RAI CARE CENTERS OF SOUTHERN CALIFORNIA II, LLC
225.	RAI CARE CENTERS OF TENNESSEE, LLC
226.	RAI CARE CENTERS OF VIRGINIA I, LLC
227.	RCG BLOOMINGTON, LLC
228.	RCG EAST TEXAS, LLP
229.	RCG INDIANA, L.L.C.
230.	RCG IRVING, LLP
231.	RCG MARTIN, LLC
232.	RCG MEMPHIS EAST, LLC
233.	RCG MEMPHIS, LLC
234.	RCG MISSISSIPPI, INC.
235.	RCG PENSACOLA, LLC
236.	RCG ROBSTOWN, LLP
237.	RCG UNIVERSITY DIVISION, INC.
238.	RCG WEST HEALTH SUPPLY, L.C.
239.	RENAL CARE GROUP ALASKA, INC.
240.	RENAL CARE GROUP EAST, INC.
241.	RENAL CARE GROUP MAPLEWOOD, LLC
242.	RENAL CARE GROUP MICHIGAN, INC.
243.	RENAL CARE GROUP NORTHWEST, INC.
244.	RENAL CARE GROUP OF THE MIDWEST, INC.
245.	RENAL CARE GROUP OF THE OZARKS, LLC
246.	RENAL CARE GROUP OF THE ROCKIES, LLC
247.	RENAL CARE GROUP OF THE SOUTH, INC.
248.	RENAL CARE GROUP OF THE SOUTHEAST, INC.
249.	RENAL CARE GROUP OHIO, INC.
250.	RENAL CARE GROUP SOUTH NEW MEXICO, LLC
251.	RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.
252.	RENAL CARE GROUP SOUTHWEST MICHIGAN, LLC
253.	RENAL CARE GROUP SOUTHWEST, L.P.
254.	RENAL CARE GROUP TERRE HAUTE, LLC
255.	RENAL CARE GROUP TEXAS, INC.
256.	RENAL CARE GROUP TOLEDO, LLC
257.	RENAL CARE GROUP, INC.
258.	RENAL CARE GROUP-HARLINGEN, L.P.

259.	RENALPARTNERS, INC.
260.	RENEX CORP.
261.	RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
262.	RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
263.	RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.
264.	RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
265.	RENEX DIALYSIS CLINIC OF ORANGE, INC.
266.	RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.
267.	RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
268.	RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
269.	RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
270.	RENEX DIALYSIS CLINIC OF TAMPA, INC.
271.	RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.
272.	RENEX DIALYSIS CLINIC OF WOODBURY, INC.
273.	RENEX DIALYSIS FACILITIES, INC.
274.	SAINT LOUIS RENAL CARE, LLC
275.	SAN DIEGO DIALYSIS SERVICES, INC.
276.	SANTA BARBARA COMMUNITY DIALYSIS CENTER, INC.
277.	SMYRNA DIALYSIS CENTER, LLC
278.	SSKG, INC.
279.	ST. LOUIS REGIONAL DIALYSIS CENTER, INC.
280.	STAT DIALYSIS CORPORATION
281.	STONE MOUNTAIN DIALYSIS CENTER, LLC
282.	STUTTGART DIALYSIS, LLC
283.	TAPPAHANNOCK DIALYSIS CENTER, INC.
284.	TERRELL DIALYSIS CENTER, L.L.C.
285.	WARRENTON DIALYSIS FACILITY, INC.
286.	WEST END DIALYSIS CENTER, INC.
287.	WEST PALM DIALYSIS, LLC
288.	WHARTON DIALYSIS, INC.
289.	WSKC DIALYSIS SERVICES, INC.

3.1(i)       Place of Business: For each Transferring Affiliate, the principal place of business, chief executive office, and the offices where each Transferring Affiliate keeps substantially all its Records is 920 Winter Street, Waltham, MA 02451 and such other locations listed in Exhibit G.

3.1(k)(iv)	Tradenames:	Renal Care Group	Fresenius Renal Technologies
		National Nephrology Associates	Fresenius Renal Therapies
		TruBlu Logistics (FUSA Mfg)	Fresenius Kidney Care
		Fresenius Renal Pharmaceuticals	Fresenius USA
		Fresenius Vascular Care	US Vascular

Name Changes:	None.

Mergers:

On February 28, 2012, Liberty Dialysis Holdings, Inc., the owner of Liberty Dialysis and owner of a 51% stake in Renal Advantage Partners, LLC merged into a subsidiary of Bio-Medical Applications Management Co., Inc.

EXHIBIT VII

Amended and Restated

Exhibit P to the

Seventh Amended and Restated

Transfer and Administration Agreement

[To be inserted immediately following the “Form of Amendment No. 5 to Amended and

Restated Transferring Affiliate Letter” therein.]

EXECUTION VERSION

AMENDMENT NO. 6

Dated as of December 6, 2016

to

AMENDED AND RESTATED TRANSFERRING AFFILIATE LETTER

Dated as of October 16, 2008

THIS AMENDMENT NO. 6 (this “Amendment”) dated as of December 6, 2016 is entered into by and among (i) NATIONAL MEDICAL CARE, INC., a Delaware corporation (the “Seller”), (ii) the entities listed on the signature pages hereof under the heading “New Transferring Affiliates” (together, the “New Transferring Affiliates”) and (iii) the other entities listed on the signature pages hereof under the heading “Existing Transferring Affiliates” (collectively, the “Existing Transferring Affiliates” and, together with the New Transferring Affiliates, the “Transferring Affiliates”).

PRELIMINARY STATEMENT

A.                                    The Seller and the Existing Transferring Affiliates are parties to that certain Amended and Restated Transferring Affiliate Letter dated as of October 16, 2008 (as amended or otherwise modified prior to the date hereof, the “Transferring Affiliate Letter”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Transferring Affiliate Letter or in the “Agreement” referred to therein.

B.                                    The parties hereto desire to add the New Transferring Affiliates and remove certain Existing Transferring Affiliate as Transferring Affiliates under the Transferring Affiliate Letter and to amend the Transferring Affiliate Letter on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                            Amendments.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Transferring Affiliate Letter is hereby amended as follows:

1.1                               New Transferring Affiliates. Each of Hauppauge Dialysis Center, LLC and RAI Care Centers of Virginia I, LLC is a New Transferring Affiliate and is hereby added as a “Transferring Affiliate” under the Transferring Affiliate Letter. From and after the effective date of this Amendment, each New Transferring Affiliate shall have all of the rights and obligations of a Transferring Affiliate under the Transferring Affiliate Letter. Accordingly, on the effective date of this Amendment, each New Transferring Affiliate shall sell to the Seller, and the Seller shall forthwith purchase from such New Transferring Affiliate, all of the Receivables with respect to the New Transferring Affiliate and all Related Security with respect thereto. All Receivables with respect to such New Transferring Affiliate arising after the effective date of this Amendment and all Related Security with respect thereto shall be sold to the Seller pursuant to the terms of the Transferring Affiliate Letter in the same manner as if such New Transferring Affiliate had been an original party thereto.

1.2                               Terminated Transferring Affiliates. (a) Each of the Existing Transferring Affiliates listed below under the heading “Terminated Transferring Affiliates (ED)” (each, a “Terminated Transferring Affiliate”) is hereby terminated as a “Transferring Affiliate” under the Transferring Affiliate Letter from and after the effective date of this Amendment:

Terminated Transferring Affiliates (ED)

Bio-Medical Applications of Mission Hills, Inc.

Dialysis Specialists of Tulsa, Inc.

NNA of Florida, LLC

Norcross Dialysis Center, LLC

NRA-Barbourville (Home Therapy Center), Kentucky, LLC

NRA-Bay City, L.P.

NRA-Gray, Georgia, LLC

RAI Care Centers of Virginia II, LLC

Renex Dialysis Clinic of Doylestown, Inc.

Renex Dialysis Clinic of Union, Inc.

From and after the effective date of this Amendment, each of the parties hereto agrees that each Terminated Transferring Affiliate (ED) shall have no further rights or obligations to transfer any of its Receivables hereunder and shall cease to be a “Transferring Affiliate” hereunder.

(b)                                 Each of the Existing Transferring Affiliates listed below under the heading “Terminated Transferring Affiliates (DT)” (each, a “Terminated Transferring Affiliate”) shall be terminated as a “Transferring Affiliate” under the Transferring Affiliate Letter from and after the date on which the Transferor delivers an Officer’s Certificate regarding the Removal of Transferring Affiliates with respect to such Terminated Transferring Affiliate (DT) in accordance with Section 2.15 of the TAA (as amended by the TAA Amendment) (as defined below):

Terminated Transferring Affiliates (DT)

Bio-Medical Applications of Carson, Inc.

Bio-Medical Applications of Long Beach, Inc.

Bio-Medical Applications of Nevada, Inc.

Miami Regional Dialysis Center, Inc.

NRA-Dickson, Tennessee, LLC

NRA-Fredericktown, Missouri, LLC

NRA-London, Kentucky, LLC

NRA-Macon, Georgia, LLC

NRA-Midtown Macon, Georgia, LLC

2

NRA-Milledgeville, Georgia, LLC

NRA-Monticello, Georgia, LLC

From and after the date on which the Transferor delivers an Officer’s Certificate regarding the Removal of Transferring Affiliates with respect to such Terminated Transferring Affiliate (DT), each of the parties hereto agrees that such Terminated Transferring Affiliate (DT) shall have no further rights or obligations to transfer any of its Receivables hereunder and shall cease to be a “Transferring Affiliate” hereunder.

1.3                               Removal Supplement. (a) Section 8 of the Transferring Affiliate Letter is hereby amended by adding the follow sentence at the end of that section:

Subject to satisfaction of the conditions set forth in Section 2.15 of the TAA, any Transferring Affiliate may be removed as a party hereto if (i) such Transferring Affiliate, the Seller and the Transferor have delivered to each Administrative Agent and the Agent a duly executed supplement substantially in the form attached to this Transferring Affiliate Letter as Exhibit 1 (a “Removal Supplement”) and (ii) such Removal Supplement shall have been acknowledged in writing by the Agent.

(b)                                 The Transferring Affiliate Letter is hereby amended by adding after the last signature page thereof the Form of Removal Supplement as Exhibit 1 in the form of the Exhibit hereto.

SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon (i) the receipt by the Seller of counterparts of this Amendment duly executed by the Seller and the Transferring Affiliates and (ii) the effectiveness of Amendment No. 1, dated as of the date hereof (the “TAA Amendment”), to the Seventh Amended and Restated Transfer and Administration Agreement.

SECTION 3. Covenants, Representations and Warranties of the Transferring Affiliates.

3.1                               Upon the effectiveness of this Amendment, each New Transferring Affiliate (i) represents and warrants that (A) it is, directly or indirectly, a wholly-owned subsidiary of FMCH, (B) it is primarily engaged in the same business as is conducted on the date hereof by the Originating Entities and (C) each statement set forth in Section 6 of the Transferring Affiliate Letter is true and correct in respect of such New Transferring Affiliate, and (ii) hereby makes the Perfection Representations and all covenants as a Transferring Affiliate in the Transferring Affiliate Letter (as amended hereby).

3.2                               Upon the effectiveness of this Amendment, each Existing Transferring Affiliate hereby reaffirms all covenants, representations and warranties made by it in the Transferring Affiliate Letter (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3

3.3                               Each Transferring Affiliate hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with terms hereof.

3.4                               Notwithstanding the termination of a Terminated Transferring Affiliate as a Transferring Affiliate under the Transferring Affiliate Letter, after the termination of such Terminated Transferring Affiliate on the date specified in Section 1(a) or 1(b), as applicable, with respect to any covenant or undertaking required to be performed by the Seller under the Agreement which relates to any Collections, accounts or the assets or properties of such Terminated Transferring Affiliate, the Terminated Transferring Affiliate agrees to take all action, or if applicable to omit to take any action, the taking (or omission to take) of which enables the Seller to comply fully and on a timely basis with the terms and conditions of such covenant or undertaking.

3.5                               Upon the effectiveness of this Amendment, the Seller hereby represents, warrants and affirms that, excluding the Terminated Transferring Affiliates (ED), the list of entities on the signature pages hereof under the headings “New Transferring Affiliates” and “Existing Transferring Affiliates” is, together, a complete and accurate list of all of the Transferring Affiliates that are a party to the Transferring Affiliate Letter.

SECTION 4. Reference to and Effect on the Transferring Affiliate Letter.

4.1                               Upon the effectiveness of this Amendment, each reference in the Transferring Affiliate Letter to “Transferring Affiliate Letter,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Transferring Affiliate Letter as amended hereby, and each reference to the Transferring Affiliate Letter in any other document, instrument and agreement executed and/or delivered in connection with the Transferring Affiliate Letter shall mean and be a reference to the Transferring Affiliate Letter as amended hereby.

4.2                               Except as specifically amended hereby, the Transferring Affiliate Letter and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3                               The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Seller or any of its assignees under the Transferring Affiliate Letter or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken

4

together shall constitute but one and the same instrument. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Remainder of Page Intentionally Left Blank]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

New Transferring Affiliates:

HAUPPAUGE DIALYSIS CENTER, LLC
RAI CARE CENTERS OF VIRGINIA I, LLC

(each a “New Transferring Affiliate”)

By:
Name:
Title:

Existing Transferring Affiliates:

1.	APHERESIS CARE GROUP, INC.
2.	BIO-MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.
3.	BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.
4.	BIO-MEDICAL APPLICATIONS OF AMARILLO, INC.
5.	BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.
6.	BIO-MEDICAL APPLICATIONS OF AGUADILLA, INC.
7.	BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.
8.	BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.
9.	BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.
10.	BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC.
11.	BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.
12.	BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.
13.	BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.
14.	BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.
15.	BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.
16.	BIO-MEDICAL APPLICATIONS OF CLINTON, INC.
17.	BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.
18.	BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.
19.	BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.
20.	BIO-MEDICAL APPLICATIONS OF DOVER, INC.
21.	BIO-MEDICAL APPLICATIONS OF EUREKA, INC.
22.	BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.
23.	BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.
24.	BIO-MEDICAL APPLICATIONS OF FREMONT, INC.
25.	BIO-MEDICAL APPLICATIONS OF FRESNO, INC.

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

26.	BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.
27.	BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.
28.	BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.
29.	BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.
30.	BIO-MEDICAL APPLICATIONS OF INDIANA, INC.
31.	BIO-MEDICAL APPLICATIONS OF KANSAS, INC.
32.	BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.
33.	BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.
34.	BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC
35.	BIO-MEDICAL APPLICATIONS OF MAINE, INC.
36.	BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.
37.	BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.
38.	BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.
39.	BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.
40.	BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.
41.	BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.
42.	BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.
43.	BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.
44.	BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.
45.	BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.
46.	BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.
47.	BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.
48.	BIO-MEDICAL APPLICATIONS OF NORTHEAST D.C., INC.
49.	BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.
50.	BIO-MEDICAL APPLICATIONS OF OHIO, INC.
51.	BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.
52.	BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.
53.	BIO-MEDICAL APPLICATIONS OF PONCE, INC.
54.	BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.
55.	BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.
56.	BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.
57.	BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.
58.	BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.
59.	BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.
60.	BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.
61.	BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

62.	BIO-MEDICAL APPLICATIONS OF TEXAS, INC.
63.	BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.
64.	BIO-MEDICAL APPLICATIONS OF UKIAH, INC.
65.	BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.
66.	BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.
67.	BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.
68.	BIO-MEDICAL APPLICATIONS OF WOONSOCKET, INC.
69.	BIO-MEDICAL APPLICATIONS OF WYOMING, LLC
70.	BREVARD COUNTY DIALYSIS, LLC
71.	CLAYTON COUNTY DIALYSIS, LLC
72.	CLERMONT DIALYSIS CENTER, LLC
73.	COLUMBUS AREA RENAL ALLIANCE, LLC
74.	CONEJO VALLEY DIALYSIS, INC.
75.	DIALYSIS AMERICA GEORGIA, LLC
76.	DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.
77.	DIALYSIS ASSOCIATES, LLC
78.	DIALYSIS CENTERS OF AMERICA - ILLINOIS, INC.
79.	DIALYSIS MANAGEMENT CORPORATION
80.	DIALYSIS SERVICES OF ATLANTA, INC.
81.	DIALYSIS SERVICES OF CINCINNATI, INC.
82.	DIALYSIS SERVICES, INC.
83.	DIALYSIS SPECIALISTS OF MARIETTA, LTD.
84.	DIALYSIS SPECIALISTS OF TOPEKA, INC.
85.	DOUGLAS COUNTY DIALYSIS, LLC
86.	DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.
87.	DU PAGE DIALYSIS, LTD.
88.	EVEREST HEALTHCARE HOLDINGS, INC.
89.	EVEREST HEALTHCARE INDIANA, INC.
90.	EVEREST HEALTHCARE OHIO, INC.
91.	EVEREST HEALTHCARE RHODE ISLAND, INC.
92.	EVEREST HEALTHCARE TEXAS HOLDING CORP.
93.	EVEREST HEALTHCARE TEXAS, L.P.
94.	FMS DELAWARE DIALYSIS, LLC
95.	FMS PHILADELPHIA DIALYSIS, LLC
96.	FONDREN DIALYSIS CLINIC, INC.
97.	FORT SCOTT REGIONAL DIALYSIS CENTER, INC.
98.	FOUR STATE REGIONAL DIALYSIS CENTER, INC.
99.	FRESENIUS MANAGEMENT SERVICES, INC.
100.	FRESENIUS MEDICAL CARE - SOUTH TEXAS KIDNEY, LLC

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

101.	FRESENIUS MEDICAL CARE APHERESIS SERVICES, LLC
102.	FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO LLC
103.	FRESENIUS MEDICAL CARE DIALYSIS SERVICES - OREGON, LLC
104.	FRESENIUS MEDICAL CARE HARSTON HALL, LLC
105.	FRESENIUS MEDICAL CARE HEALTHCARE RECRUITMENT, LLC
106.	FRESENIUS MEDICAL CARE HOLDINGS, INC.
107.	FRESENIUS MEDICAL CARE OF ILLINOIS, LLC
108.	FRESENIUS MEDICAL CARE OF MONTANA, LLC
109.	FRESENIUS MEDICAL CARE OF NEBRASKA, LLC
110.	FRESENIUS MEDICAL CARE PSO, LLC
111.	FRESENIUS MEDICAL CARE VENTURES HOLDING COMPANY, INC.
112.	FRESENIUS MEDICAL CARE VENTURES, LLC
113.	FRESENIUS MEDICAL CARE WEST BEXAR, LLC
114.	FRESENIUS MEDICAL CARE-OSUIM KIDNEY CENTERS, LLC
115.	FRESENIUS USA MANUFACTURING, INC.
116.	FRESENIUS USA MARKETING, INC.
117.	FRESENIUS USA, INC.
118.	GULF REGION MOBILE DIALYSIS, INC.
119.	HAEMO-STAT, INC.
120.	HENRY DIALYSIS CENTER, LLC
121.	HOLTON DIALYSIS CLINIC, LLC
122.	HOME DIALYSIS OF AMERICA, INC.
123.	HOME DIALYSIS OF MUHLENBERG COUNTY, INC.
124.	HOMESTEAD ARTIFICIAL KIDNEY CENTER, INC.
125.	INLAND NORTHWEST RENAL CARE GROUP, LLC
126.	JEFFERSON COUNTY DIALYSIS, INC.
127.	KDCO, INC.
128.	KENTUCKY RENAL CARE GROUP, LLC
129.	LAWTON DIALYSIS, INC.
130.	LITTLE ROCK DIALYSIS, INC.
131.	MAUMEE DIALYSIS SERVICES, LLC
132.	METRO DIALYSIS CENTER - NORMANDY, INC.
133.	METRO DIALYSIS CENTER - NORTH, INC.
134.	NATIONAL MEDICAL CARE, INC.
135.	NATIONAL NEPHROLOGY ASSOCIATES MANAGEMENT COMPANY OF TEXAS, INC.
136.	NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

137.	NEPHROMED LLC
138.	NEW YORK DIALYSIS SERVICES, INC.
139.	NMC SERVICES, INC.
140.	NNA MANAGEMENT COMPANY OF KENTUCKY, INC.
141.	NNA MANAGEMENT COMPANY OF LOUISIANA, INC.
142.	NNA OF ALABAMA, INC.
143.	NNA OF EAST ORANGE, L.L.C.
144.	NNA OF GEORGIA, INC.
145.	NNA OF HARRISON, L.L.C.
146.	NNA OF LOUISIANA, LLC
147.	NNA OF NEVADA, INC.
148.	NNA OF OKLAHOMA, INC.
149.	NNA OF OKLAHOMA, L.L.C.
150.	NNA OF RHODE ISLAND, INC.
151.	NNA OF TOLEDO, INC.
152.	NNA—SAINT BARNABAS, L.L.C.
153.	NNA—SAINT BARNABAS-LIVINGSTON, L.L.C.
154.	NORTH BUCKNER DIALYSIS CENTER, INC.
155.	NORTHEAST ALABAMA KIDNEY CLINIC, INC.
156.	NORTHERN NEW JERSEY DIALYSIS, L.L.C.
157.	NRA-ADA, OKLAHOMA, LLC
158.	NRA-AUGUSTA, GEORGIA, LLC
159.	NRA-BAMBERG, SOUTH CAROLINA, LLC
160.	NRA-BAY CITY, TEXAS, LLC
161.	NRA-CROSSVILLE, TENNESSEE, LLC
162.	NRA-FARMINGTON, MISSOURI, LLC
163.	NRA-GEORGETOWN, KENTUCKY, LLC
164.	NRA-HOGANSVILLE, GEORGIA, LLC
165.	NRA-HOLLY HILL, SOUTH CAROLINA, LLC
166.	NRA-HOLLYWOOD, SOUTH CAROLINA, LLC
167.	NRA-INPATIENT DIALYSIS, LLC
168.	NRA-LAGRANGE, GEORGIA, LLC
169.	NRA-MT. PLEASANT, SOUTH CAROLINA, LLC
170.	NRA-NEW CASTLE, INDIANA, LLC
171.	NRA-NEWNAN ACQUISITION, LLC
172.	NRA-NORTH AUGUSTA, SOUTH CAROLINA, LLC
173.	NRA-ORANGEBURG, SOUTH CAROLINA, LLC
174.	NRA-PALMETTO, GEORGIA, LLC
175.	NRA-PRINCETON, KENTUCKY, LLC
176.	NRA-ROANOKE, ALABAMA, LLC
177.	NRA-SOUTH CITY, MISSOURI, LLC

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

178.	NRA-ST. LOUIS (HOME THERAPY CENTER), MISSOURI, LLC
179.	NRA-ST. LOUIS, MISSOURI, LLC
180.	NRA-TALLADEGA, ALABAMA, LLC
181.	NRA-VALDOSTA (NORTH), GEORGIA, LLC
182.	NRA-VALDOSTA, GEORGIA, LLC
183.	NRA-VARNVILLE, SOUTH CAROLINA, LLC
184.	NRA-WASHINGTON COUNTY, MISSOURI, LLC
185.	NRA-WINCHESTER, INDIANA, LLC
186.	PHYSICIANS DIALYSIS COMPANY, INC.
187.	QUALICENTERS ALBANY, LTD.
188.	QUALICENTERS BEND LLC
189.	QUALICENTERS COOS BAY, LTD.
190.	QUALICENTERS EUGENE-SPRINGFIELD, LTD.
191.	QUALICENTERS INLAND NORTHWEST L.L.C.
192.	QUALICENTERS PUEBLO, LLC
193.	QUALICENTERS SALEM LLC
194.	QUALICENTERS SIOUX CITY, LLC
195.	QUALICENTERS, INC.
196.	RAI CARE CENTERS OF ALABAMA, LLC
197.	RAI CARE CENTERS OF FLORIDA I, LLC
198.	RAI CARE CENTERS OF FLORIDA II, LLC
199.	RAI CARE CENTERS OF GEORGIA I, LLC
200.	RAI CARE CENTERS OF ILLINOIS I, LLC
201.	RAI CARE CENTERS OF ILLINOIS II, LLC
202.	RAI CARE CENTERS OF MARYLAND I, LLC
203.	RAI CARE CENTERS OF MICHIGAN I, LLC
204.	RAI CARE CENTERS OF MICHIGAN II, LLC
205.	RAI CARE CENTERS OF NEBRASKA II, LLC
206.	RAI CARE CENTERS OF NORTH CAROLINA II, LLC
207.	RAI CARE CENTERS OF NORTHERN CALIFORNIA I, LLC
208.	RAI CARE CENTERS OF NORTHERN CALIFORNIA II, LLC
209.	RAI CARE CENTERS OF OAKLAND II, LLC
210.	RAI CARE CENTERS OF SOUTH CAROLINA I, LLC
211.	RAI CARE CENTERS OF SOUTHERN CALIFORNIA I, LLC
212.	RAI CARE CENTERS OF SOUTHERN CALIFORNIA II, LLC
213.	RAI CARE CENTERS OF TENNESSEE, LLC
214.	RCG BLOOMINGTON, LLC
215.	RCG EAST TEXAS, LLP
216.	RCG INDIANA, L.L.C.
217.	RCG IRVING, LLP

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

218.	RCG MARTIN, LLC
219.	RCG MEMPHIS EAST, LLC
220.	RCG MEMPHIS, LLC
221.	RCG MISSISSIPPI, INC.
222.	RCG PENSACOLA, LLC
223.	RCG ROBSTOWN, LLP
224.	RCG UNIVERSITY DIVISION, INC.
225.	RCG WEST HEALTH SUPPLY, L.C.
226.	RENAL CARE GROUP ALASKA, INC.
227.	RENAL CARE GROUP EAST, INC.
228.	RENAL CARE GROUP MAPLEWOOD, LLC
229.	RENAL CARE GROUP MICHIGAN, INC.
230.	RENAL CARE GROUP NORTHWEST, INC.
231.	RENAL CARE GROUP OF THE MIDWEST, INC.
232.	RENAL CARE GROUP OF THE OZARKS, LLC
233.	RENAL CARE GROUP OF THE ROCKIES, LLC
234.	RENAL CARE GROUP OF THE SOUTH, INC.
235.	RENAL CARE GROUP OF THE SOUTHEAST, INC.
236.	RENAL CARE GROUP OHIO, INC.
237.	RENAL CARE GROUP SOUTH NEW MEXICO, LLC
238.	RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.
239.	RENAL CARE GROUP SOUTHWEST MICHIGAN, LLC
240.	RENAL CARE GROUP SOUTHWEST, L.P.
241.	RENAL CARE GROUP TERRE HAUTE, LLC
242.	RENAL CARE GROUP TEXAS, INC.
243.	RENAL CARE GROUP TOLEDO, LLC
244.	RENAL CARE GROUP, INC.
245.	RENAL CARE GROUP-HARLINGEN, L.P.
246.	RENALPARTNERS, INC.
247.	RENEX CORP.
248.	RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
249.	RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
250.	RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.
251.	RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
252.	RENEX DIALYSIS CLINIC OF ORANGE, INC.
253.	RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.
254.	RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
255.	RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
256.	RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
257.	RENEX DIALYSIS CLINIC OF TAMPA, INC.
258.	RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

259.	RENEX DIALYSIS CLINIC OF WOODBURY, INC.
260.	RENEX DIALYSIS FACILITIES, INC.
261.	SAINT LOUIS RENAL CARE, LLC
262.	SAN DIEGO DIALYSIS SERVICES, INC.
263.	SANTA BARBARA COMMUNITY DIALYSIS CENTER, INC.
264.	SMYRNA DIALYSIS CENTER, LLC
265.	SSKG, INC.
266.	ST. LOUIS REGIONAL DIALYSIS CENTER, INC.
267.	STAT DIALYSIS CORPORATION
268.	STONE MOUNTAIN DIALYSIS CENTER, LLC
269.	STUTTGART DIALYSIS, LLC
270.	TAPPAHANNOCK DIALYSIS CENTER, INC.
271.	TERRELL DIALYSIS CENTER, L.L.C.
272.	WARRENTON DIALYSIS FACILITY, INC.
273.	WEST END DIALYSIS CENTER, INC.
274.	WEST PALM DIALYSIS, LLC
275.	WHARTON DIALYSIS, INC.
276.	WSKC DIALYSIS SERVICES, INC.

(each an “Existing Transferring Affiliate”)

By:
Name:
Title:

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

BIO-MEDICAL APPLICATIONS OF MISSION HILLS, INC.
DIALYSIS SPECIALISTS OF TULSA, INC.
NNA OF FLORIDA, LLC.
NORCROSS DIALYSIS CENTER, LLC
NRA-BARBOURVILLE (HOME THERAPY CENTER),
KENTUCKY, LLC
NRA-BAY CITY, L.P.
NRA-GRAY, GEORGIA, LLC
RAI CARE CENTERS OF VIRGINIA II, LLC
RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.
RENEX DIALYSIS CLINIC OF UNION, INC.

(each, an “Existing Transferring Affiliate” and a
“Terminated Transferring Affiliate (ED)”)

By:
Name:
Title:

BIO-MEDICAL APPLICATIONS OF CARSON, INC.
BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.
BIO-MEDICAL APPLICATIONS OF NEVADA, INC.
MIAMI REGIONAL DIALYSIS CENTER, INC.
NRA-DICKSON, TENNESSEE, LLC
NRA-FREDERICKTOWN, MISSOURI, LLC
NRA-LONDON, KENTUCKY, LLC
NRA-MACON, GEORGIA, LLC
NRA-MIDTOWN MACON, GEORGIA, LLC
NRA-MILLEDGEVILLE, GEORGIA, LLC
NRA-MONTICELLO, GEORGIA, LLC

(each, an “Existing Transferring Affiliate” and a
“Terminated Transferring Affiliate (DT)”)

By:
Name:
Title:

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

NATIONAL MEDICAL CARE, INC.

By:
Name:
Title:

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

EXHIBIT

Amended and Restated

Exhibit 1 to the

Amended and Restated

Transferring Affiliate Letter

FORM OF REMOVAL SUPPLEMENT

Reference is hereby made to the Amended and Restated Transferring Affiliate Letter dated October 16, 2008 (the “Transferring Affiliate Letter”) from the Transferring Affiliates to National Medical Care, Inc. (the “Seller”), as the same may be amended, restated, supplemented or otherwise modified from time to time. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Transferring Affiliate Letter.

Subject to satisfaction of the conditions set forth in Section 8 of the Transferring Affiliate Letter and Section 2.15 of the TAA, [                             ] (the “Removed TA”) is hereby removed as a Transferring Affiliate from the Transferring Affiliate Letter on the date hereof (such date, the “Removal Date”).

Notwithstanding the removal of the Removed TA as a Transferring Affiliate under the Transferring Affiliate Letter, on and after the Removal Date, the Removed TA agrees to take all action, or if applicable to omit to take any action, the taking (or omission to take) of which enables the Seller to comply fully and on a timely basis with the terms and conditions of each covenant or undertaking required to be performed by the Seller under the Agreement that relates to any Collections, accounts or the assets or properties of the Removed TA.

The execution, delivery and effectiveness of this Removal Supplement shall not operate as a waiver of any right, power or remedy of the Seller or any of its assignees under the Transferring Affiliate Letter or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

THIS REMOVAL SUPPLEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

This Removal Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

[TRANSFERRING AFFILIATE],
as Removed TA

By:
Name:
Title:

NATIONAL MEDICAL CARE, INC.,
as Seller

By:
Name:
Title:

NMC FUNDING CORPORATION,
as Purchaser and Transferor

By:
Name:
Title:

ACKNOWLEDGED:

THE BANK OF NOVA SCOTIA,
as Agent

By:
Name:
Title:

EXHIBIT VIII

Amended and Restated

Exhibit P to the

Seventh Amended and Restated

Transfer and Administration Agreement

[To be inserted immediately following the “Form of Amendment to Second Amended and

Restated Parent Agreement” therein.]

EXECUTION VERSION

AMENDMENT NO. 2

Dated as of December 6, 2016

to

Second Amended and Restated Parent Agreement

Dated as of January 17, 2013

THIS AMENDMENT NO. 2 (this “Amendment”) dated as of December 6, 2016 is entered into by and among (i) FRESENIUS MEDICAL CARE AG & Co. KGaA, a German partnership limited by shares (“FMC KGaA”), (ii) FRESENIUS MEDICAL CARE HOLDINGS, INC., a New York corporation (collectively with FMC KGaA, the “Companies”), (iii) NMC FUNDING CORPORATION (“NMC Funding”) and (iv) THE BANK OF NOVA SCOTIA, as Agent (the “Agent”) for the Investors under (as defined in) the TAA.

PRELIMINARY STATEMENTS

A.                                    The Companies entered into a Second Amended and Restated Parent Agreement dated as of January 17, 2013 in favor of NMC Funding and the Agent (as amended prior to the date hereof, the “Parent Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Parent Agreement.

B.                                    The parties hereto have agreed to amend the Parent Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                            Amendment to Parent Agreement. Effective as of the Effective Date (as defined below),

(A)                               Section 6 of the Parent Agreement is hereby amended to add the following new clause immediately after clause (b) thereof:

(c)                                  Notwithstanding anything to the contrary in this Agreement, at any time after December 6, 2016, FME KGaA may elect, on a going-forward basis, to apply IFRS accounting principles in lieu of GAAP in connection with (i) the provision of Financial Documents and Other Documents required to be delivered under Section (6)(a)(iv) of this Agreement by FME KGaA on a consolidated basis with its subsidiaries and (ii) the calculation of the financial covenants under Section 6(a)(v) of this Agreement, and, upon any such election, references in this Agreement and, solely with respect to references in any other Transaction Documents to Financial Documents and Other Documents to be provided by FME KGaA pursuant to Section 6(a)(iv) of this Agreement or the financial covenants made in connection with Section 6(a)(v) of this Agreement, references in the other Transaction Documents to GAAP (including any calculations in connection therewith), shall thereafter be construed to mean IFRS (except as otherwise provided in the TAA); provided, that no such election of IFRS accounting principles by FME KGaA shall be effective unless the same election shall have been made by FME KGaA and is effective in connection with the provision of consolidated financial statements and the calculation of financial covenants under the FME KGaA Credit Facility. FME KGaA shall give the Agent and the Administrative Agents at least thirty (30) days prior written notice of any such election.

If not otherwise described in the consolidated financial statements or in the other materials and information provided pursuant to Section 6(a)(iv) of this Agreement or in Section 5.01(a) of the TAA, for so long as the FME KGaA Credit Facility contains a similar requirement to provide a written summary of material changes in GAAP or IFRS to the administrative agent and lenders thereunder, FME KGaA shall provide a written summary of material changes in (x) GAAP (or FME KGaA’s adoption of IFRS as provided in this Section 6(c) of this Agreement) or in the consistent application thereof to the extent that either affects the numeric value of any financial ratio or requirement herein or in any other Transaction Document and (y) accounting policies or financial reporting practices in connection with the preparation of consolidated financial statements or other materials and information provided pursuant to Section 6(a)(iv) of this Agreement.

If there is any change in GAAP (or if FME KGaA adopts IFRS as provided in this Section 6(c) or any change in IFRS occurs thereafter) or in the consistent application thereof that would affect the computation of any financial covenant, ratio or requirement set forth in any Transaction Document, and the Agent, the Administrative Agents or the Investors shall so request, then the Companies, the Agent, the Administrative Agents and NMC Funding agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants, ratio or requirement in a manner that would preserve the original intent thereof in light of such change in GAAP or any change in or adoption of IFRS (subject to the approval of the Majority Investors); provided, that, until so amended (i) such financial covenants, ratio or requirement shall continue to be computed in accordance with GAAP prior to such change in GAAP (or such change in or adoption of IFRS) and (ii) FME KGaA shall provide the Agent and the Administrative Agents the consolidated financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement before and after giving effect to such change in GAAP or such change in or adoption of IFRS.

SECTION 2.           Effective Date. This Amendment shall become effective and be deemed effective as of the date hereof (the “Effective Date”) subject to (i) the Agent’s receipt of counterparts of this Amendment duly executed by each Company, NMC Funding, the Agent and each of the Administrative Agents referred to in the introductory paragraph hereof and (ii) the effectiveness of Amendment No. 1, dated the date hereof, to the Seventh Amended and Restated Transfer and Administration Agreement, dated November 24, 2014, among the Seller, the Purchaser, the Transferor, the Collection Agent, the Administrative Agents, the Conduit Investors, the Bank Investors and the Agent.

SECTION 3.           Covenants, Representations and Warranties of the Companies.

3.1                               Upon the effectiveness of this Amendment, each of the Companies hereby reaffirms that all covenants, representations and warranties made by it in the Parent Agreement (as amended hereby) or otherwise in connection with the Transaction Documents are true and correct and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment and further acknowledges and agrees that, after giving effect to this Amendment, such Parent Agreement remains in full force and effect and such Parent Agreement is hereby ratified and confirmed.

3.2                               Each of the Companies hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the Transfer and Administration Agreement.

SECTION 4.           Reference to and Effect on the Parent Agreement.

4.1                               Unless otherwise indicated, all references in this Amendment to a specific “Section”, “Schedule”, “Exhibit” and other subdivision are to such Section, Schedule, Exhibit or other subdivision of the Parent Agreement.

4.2                               Upon the effectiveness of this Amendment, each reference in the Parent Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Parent Agreement as amended hereby, and each reference to the Parent Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Parent Agreement shall mean and be a reference to the Parent Agreement as amended hereby.

4.3                               Except as specifically amended hereby, the Parent Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.4                               The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent under the Parent Agreement or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5.         Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 6.         Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.

SECTION 7.         Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

FRESENIUS MEDICAL CARE AG & Co. KGaA, represented by FRESENIUS MEDICAL CARE MANAGEMENT AG, its general partner

By:
Name:
Title:

By:
Name:
Title:

FRESENIUS MEDICAL CARE HOLDINGS, INC.

By:
Name:
Title:

Accepted and Agreed as of the date first above written:

NMC FUNDING CORPORATION

By:
Name:
Title:

Signature Page to Amendment No. 2 to Second Amended and Restated Parent Agreement

THE BANK OF NOVA SCOTIA,
as Agent

By:
Name:
Title:

Acknowledged by:

THE BANK OF NOVA SCOTIA,
as an Administrative Agent

By:
Name:
Title:

BARCLAYS BANK PLC,
as an Administrative Agent

By:
Name:
Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, NEW YORK,
as an Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Second Amended and Restated Parent Agreement

ROYAL BANK OF CANADA,
as an Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as an Administrative Agent

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD., NEW YORK BRANCH,
as an Administrative Agent

By:
Name:
Title:

Signature Page to Amendment No. 2 to Second Amended and Restated Parent Agreement

EXHIBIT IX

Amended and Restated

Exhibit Q to the

Seventh Amended and Restated

Transfer and Administration Agreement

LIST OF TRANSFERRING AFFILIATES

Chief Executive Office for each	920 Winter Street
Transferring Affiliate:	Waltham, Massachusetts
02451-1457

State of
Transferring Affiliates	Incorporation
Apheresis Care Group, Inc.	Delaware
Bio-Medical Applications Management Company, Inc.	Delaware
Bio-Medical Applications of Alabama, Inc.	Delaware
Bio-Medical Applications of Amarillo, Inc.	Delaware
Bio-Medical Applications of Anacostia, Inc.	Delaware
Bio-Medical Applications of Aguadilla, Inc.	Delaware
Bio-Medical Applications of Arecibo, Inc.	Delaware
Bio-Medical Applications of Arkansas, Inc.	Delaware
Bio-Medical Applications of Bayamon, Inc.	Delaware
Bio-Medical Applications of Blue Springs, Inc.	Delaware
Bio-Medical Applications of Caguas, Inc.	Delaware
Bio-Medical Applications of California, Inc.	Delaware
Bio-Medical Applications of Camarillo, Inc.	Delaware
Bio-Medical Applications of Capitol Hill, Inc.	Delaware
Bio-Medical Applications of Carolina, Inc.	Delaware
Bio-Medical Applications of Carson, Inc.	Delaware
Bio-Medical Applications of Clinton, Inc.	Delaware
Bio-Medical Applications of Columbia Heights, Inc.	Delaware
Bio-Medical Applications of Connecticut, Inc.	Delaware
Bio-Medical Applications of Delaware, Inc.	Delaware
Bio-Medical Applications of Dover, Inc.	Delaware
Bio-Medical Applications of Eureka, Inc.	Delaware
Bio-Medical Applications of Fayetteville, Inc.	Delaware
Bio-Medical Applications of Florida, Inc.	Delaware
Bio-Medical Applications of Fremont, Inc.	Delaware
Bio-Medical Applications of Fresno, Inc.	Delaware
Bio-Medical Applications of Georgia, Inc.	Delaware
Bio-Medical Applications of Guayama, Inc.	Delaware

Bio-Medical Applications of Humacao, Inc.	Delaware
Bio-Medical Applications of Illinois, Inc.	Delaware
Bio-Medical Applications of Indiana, Inc.	Delaware
Bio-Medical Applications of Kansas, Inc.	Delaware
Bio-Medical Applications of Kentucky, Inc.	Delaware
Bio-Medical Applications of Long Beach, Inc.	Delaware
Bio-Medical Applications of Los Gatos, Inc.	Delaware
Bio-Medical Applications of Louisiana, LLC	Delaware
Bio-Medical Applications of Maine, Inc.	Delaware
Bio-Medical Applications of Manchester, Inc.	Delaware
Bio-Medical Applications of Maryland, Inc.	Delaware
Bio-Medical Applications of Massachusetts, Inc.	Delaware
Bio-Medical Applications of Mayaguez, Inc.	Delaware
Bio-Medical Applications of Michigan, Inc.	Delaware
Bio-Medical Applications of Minnesota, Inc.	Delaware
Bio-Medical Applications of Mississippi, Inc.	Delaware
Bio-Medical Applications of Missouri, Inc.	Delaware
Bio-Medical Applications of Nevada, Inc.	Nevada
Bio-Medical Applications of New Hampshire, Inc.	Delaware
Bio-Medical Applications of New Jersey, Inc.	Delaware
Bio-Medical Applications of New Mexico, Inc.	Delaware
Bio-Medical Applications of North Carolina, Inc.	Delaware
Bio-Medical Applications of Northeast D.C., Inc.	Delaware
Bio-Medical Applications of Oakland, Inc.	Delaware
Bio-Medical Applications of Ohio, Inc.	Delaware
Bio-Medical Applications of Oklahoma, Inc.	Delaware
Bio-Medical Applications of Pennsylvania, Inc.	Delaware
Bio-Medical Applications of Ponce, Inc.	Delaware
Bio-Medical Applications of Puerto Rico, Inc.	Delaware
Bio-Medical Applications of Rhode Island, Inc.	Delaware
Bio-Medical Applications of Rio Piedras, Inc.	Delaware
Bio-Medical Applications of San German, Inc.	Delaware
Bio-Medical Applications of San Juan, Inc.	Delaware
Bio-Medical Applications of South Carolina, Inc.	Delaware
Bio-Medical Applications of Southeast Washington, Inc.	Delaware
Bio-Medical Applications of Tennessee, Inc.	Delaware
Bio-Medical Applications of Texas, Inc.	Delaware
Bio-Medical Applications of the District of Columbia, Inc.	Delaware
Bio-Medical Applications of Ukiah, Inc.	Delaware
Bio-Medical Applications of Virginia, Inc.	Delaware
Bio-Medical Applications of West Virginia, Inc.	Delaware
Bio-Medical Applications of Wisconsin, Inc.	Delaware
Bio-Medical Applications of Woonsocket, Inc.	Delaware

2

Bio-Medical Applications of Wyoming, LLC	Delaware
Brevard County Dialysis, LLC	Florida
Clayton County Dialysis, LLC	Georgia
Clermont Dialysis Center, LLC	Georgia
Columbus Area Renal Alliance, LLC	Delaware
Conejo Valley Dialysis, Inc.	California
Dialysis America Georgia, LLC	Delaware
Dialysis Associates of Northern New Jersey, L.L.C.	New Jersey
Dialysis Associates, LLC	Tennessee
Dialysis Centers of America - Illinois, Inc.	Illinois
Dialysis Management Corporation	Texas
Dialysis Services of Atlanta, Inc.	Georgia
Dialysis Services of Cincinnati, Inc.	Ohio
Dialysis Services, Inc.	Texas
Dialysis Specialists of Marietta, Ltd.	Ohio
Dialysis Specialists of Topeka, Inc.	Kansas
Douglas County Dialysis, LLC	Georgia
Doylestown Acute Renal Services, L.L.C.	Pennsylvania
Du Page Dialysis, Ltd.	Illinois
Everest Healthcare Holdings, Inc.	Delaware
Everest Healthcare Indiana, Inc.	Indiana
Everest Healthcare Ohio, Inc.	Ohio
Everest Healthcare Rhode Island, Inc.	Delaware
Everest Healthcare Texas Holding Corp.	Delaware
Everest Healthcare Texas, L.P.	Delaware
FMS Delaware Dialysis, LLC	Delaware
FMS Philadelphia Dialysis, LLC	Delaware
Fondren Dialysis Clinic, Inc.	Texas
Fort Scott Regional Dialysis Center, Inc.	Missouri
Four State Regional Dialysis Center, Inc.	Missouri
Fresenius Management Services, Inc.	Delaware
Fresenius Medical Care - South Texas Kidney, LLC	Delaware
Fresenius Medical Care Apheresis Services, LLC	Delaware
Fresenius Medical Care Dialysis Services Colorado LLC	Delaware
Fresenius Medical Care Dialysis Services - Oregon, LLC	Oregon
Fresenius Medical Care Harston Hall, LLC	Delaware
Fresenius Medical Care Healthcare Recruitment, LLC	Delaware
Fresenius Medical Care Holdings, Inc.	New York
Fresenius Medical Care of Illinois, LLC	Delaware
Fresenius Medical Care of Montana, LLC	Delaware
Fresenius Medical Care of Nebraska, LLC	Delaware
Fresenius Medical Care PSO, LLC	Delaware
Fresenius Medical Care Ventures Holding Company, Inc.	Delaware

3

Fresenius Medical Care Ventures, LLC	Delaware
Fresenius Medical Care West Bexar, LLC	Delaware
Fresenius Medical Care-OSUIM Kidney Centers, LLC	Delaware
Fresenius USA Manufacturing, Inc.	Delaware
Fresenius USA Marketing, Inc.	Delaware
Fresenius USA, Inc.	Massachusetts
Gulf Region Mobile Dialysis, Inc.	Delaware
Haemo-Stat, Inc.	California
Hauppauge Dialysis Center, LLC	New York
Henry Dialysis Center, LLC	Georgia
Holton Dialysis Clinic, LLC	Georgia
Home Dialysis of America, Inc.	Arizona
Home Dialysis of Muhlenberg County, Inc.	Kentucky
Homestead Artificial Kidney Center, Inc.	Florida
Inland Northwest Renal Care Group, LLC	Washington
Jefferson County Dialysis, Inc.	Arkansas
KDCO, Inc.	Missouri
Kentucky Renal Care Group, LLC	Delaware
Lawton Dialysis, Inc.	Arkansas
Little Rock Dialysis, Inc.	Arkansas
Maumee Dialysis Services, LLC	Delaware
Metro Dialysis Center - Normandy, Inc.	Missouri
Metro Dialysis Center - North, Inc.	Missouri
Miami Regional Dialysis Center, Inc.	Missouri
National Medical Care, Inc.	Delaware
National Nephrology Associates Management Company of Texas, Inc.
National Nephrology Associates of Texas, L.P.	Texas
Nephromed LLC	Delaware
New York Dialysis Services, Inc.	New York
NMC Services, Inc.	Delaware
NNA Management Company of Kentucky, Inc.	Kentucky
NNA Management Company of Louisiana, Inc.	Louisiana
NNA of Alabama, Inc.	Alabama
NNA of East Orange, L.L.C.	New Jersey
NNA of Georgia, Inc.	Delaware
NNA of Harrison, L.L.C.	New Jersey
NNA of Louisiana, LLC	Louisiana
NNA of Nevada, Inc.	Nevada
NNA of Oklahoma, Inc.	Nevada
NNA of Oklahoma, L.L.C.	Oklahoma
NNA of Rhode Island, Inc.	Rhode Island
NNA of Toledo, Inc.	Ohio

4

NNA—Saint Barnabas, L.L.C.	New Jersey
NNA—Saint Barnabas-Livingston, L.L.C.	New Jersey
North Buckner Dialysis Center, Inc.	Delaware
Northeast Alabama Kidney Clinic, Inc.	Alabama
Northern New Jersey Dialysis, L.L.C.	Delaware
NRA-Ada, Oklahoma, LLC	Delaware
NRA-Augusta, Georgia, LLC	Georgia
NRA-Bamberg, South Carolina, LLC	Tennessee
NRA-Bay City, Texas, LLC	Tennessee
NRA-Crossville, Tennessee, LLC	Tennessee
NRA-Dickson, Tennessee, LLC	Delaware
NRA-Farmington, Missouri, LLC	Delaware
NRA-Fredericktown, Missouri, LLC	Delaware
NRA-Georgetown, Kentucky, LLC	Delaware
NRA-Hogansville, Georgia, LLC	Delaware
NRA-Holly Hill, South Carolina, LLC	Tennessee
NRA-Hollywood, South Carolina, LLC	Delaware
NRA-Inpatient Dialysis, LLC	Tennessee
NRA-LaGrange, Georgia, LLC	Delaware
NRA-London, Kentucky, LLC	Tennessee
NRA-Macon, Georgia, LLC	Delaware
NRA-Midtown Macon, Georgia, LLC	Delaware
NRA-Milledgeville, Georgia, LLC	Delaware
NRA-Monticello, Georgia, LLC	Delaware
NRA-Mt. Pleasant, South Carolina, LLC	Tennessee
NRA-New Castle, Indiana, LLC	Delaware
NRA-Newnan Acquisition, LLC	Tennessee
NRA-North Augusta, South Carolina, LLC	Delaware
NRA-Orangeburg, South Carolina, LLC	Tennessee
NRA-Palmetto, Georgia, LLC	Delaware
NRA-Princeton, Kentucky, LLC	Tennessee
NRA-Roanoke, Alabama, LLC	Tennessee
NRA-South City, Missouri, LLC	Delaware
NRA-St. Louis (Home Therapy Center), Missouri, LLC	Delaware
NRA-St. Louis, Missouri, LLC	Delaware
NRA-Talladega, Alabama, LLC	Tennessee
NRA-Valdosta (North), Georgia, LLC	Delaware
NRA-Valdosta, Georgia, LLC	Delaware
NRA-Varnville, South Carolina, LLC	Tennessee
NRA-Washington County, Missouri, LLC	Delaware
NRA-Winchester, Indiana, LLC	Delaware
Physicians Dialysis Company, Inc.	Pennsylvania
QualiCenters Albany, Ltd.	Colorado

5

QualiCenters Bend LLC	Colorado
QualiCenters Coos Bay, Ltd.	Colorado
QualiCenters Eugene-Springfield, Ltd.	Colorado
QualiCenters Inland Northwest L.L.C.	Colorado
QualiCenters Pueblo LLC	Colorado
QualiCenters Salem LLC	Colorado
QualiCenters Sioux City, LLC	Colorado
QualiCenters, Inc.	Colorado
RAI Care Centers of Alabama, LLC	Delaware
RAI Care Centers of Florida I, LLC	Delaware
RAI Care Centers of Florida II, LLC	Delaware
RAI Care Centers of Georgia I, LLC	Delaware
RAI Care Centers of Illinois I, LLC	Delaware
RAI Care Centers of Illinois II, LLC	Delaware
RAI Care Centers of Maryland I, LLC	Delaware
RAI Care Centers of Michigan I, LLC	Delaware
RAI Care Centers of Michigan II, LLC	Delaware
RAI Care Centers of Nebraska II, LLC	Delaware
RAI Care Centers of North Carolina II, LLC	Delaware
RAI Care Centers of Northern California I, LLC	Delaware
RAI Care Centers of Northern California II, LLC	Delaware
RAI Care Centers of Oakland II, LLC	Delaware
RAI Care Centers of South Carolina I, LLC	Delaware
RAI Care Centers of Southern California I, LLC	Delaware
RAI Care Centers of Southern California II, LLC	Delaware
RAI Care Centers of Tennessee, LLC	Delaware
RAI Care Centers of Virginia I, LLC	Delaware
RCG Bloomington, LLC	Delaware
RCG East Texas, LLP	Delaware
RCG Indiana, L.L.C.	Delaware
RCG Irving, LLP	Delaware
RCG Martin, LLC	Delaware
RCG Memphis East, LLC	Delaware
RCG Memphis, LLC	Delaware
RCG Mississippi, Inc.	Delaware
RCG Pensacola, LLC	Delaware
RCG Robstown, LLP	Delaware
RCG University Division, Inc.	Tennessee
RCG West Health Supply, L.C.	Arizona
Renal Care Group Alaska, Inc.	Alaska
Renal Care Group East, Inc.	Pennsylvania
Renal Care Group Maplewood, LLC	Delaware
Renal Care Group Michigan, Inc.	Delaware

6

Renal Care Group Northwest, Inc.	Delaware
Renal Care Group of the Midwest, Inc.	Kansas
Renal Care Group of the Ozarks, LLC	Delaware
Renal Care Group of the Rockies, LLC	Delaware
Renal Care Group of the South, Inc.	Delaware
Renal Care Group of the Southeast, Inc.	Florida
Renal Care Group Ohio, Inc.	Delaware
Renal Care Group South New Mexico, LLC	Delaware
Renal Care Group Southwest Holdings, Inc.	Delaware
Renal Care Group Southwest Michigan, LLC	Delaware
Renal Care Group Southwest, L.P.	Delaware
Renal Care Group Terre Haute, LLC	Delaware
Renal Care Group Texas, Inc.	Texas
Renal Care Group Toledo, LLC	Delaware
Renal Care Group, Inc.	Delaware
Renal Care Group-Harlingen, L.P.	Delaware
RenalPartners, Inc.	Delaware
Renex Corp.	Florida
Renex Dialysis Clinic of Bloomfield, Inc.	New Jersey
Renex Dialysis Clinic of Bridgeton, Inc.	Missouri
Renex Dialysis Clinic of Creve Coeur, Inc.	Missouri
Renex Dialysis Clinic of Maplewood, Inc.	Missouri
Renex Dialysis Clinic of Orange, Inc.	New Jersey
Renex Dialysis Clinic of Philadelphia, Inc.	Pennsylvania
Renex Dialysis Clinic of Pittsburgh, Inc.	Pennsylvania
Renex Dialysis Clinic of South Georgia, Inc.	Georgia
Renex Dialysis Clinic of St. Louis, Inc.	Missouri
Renex Dialysis Clinic of Tampa, Inc.	Florida
Renex Dialysis Clinic of University City, Inc.	Missouri
Renex Dialysis Clinic of Woodbury, Inc.	New Jersey
Renex Dialysis Facilities, Inc.	Mississippi
Saint Louis Renal Care, LLC	Delaware
San Diego Dialysis Services, Inc.	Delaware
Santa Barbara Community Dialysis Center, Inc.	California
Smyrna Dialysis Center, LLC	Georgia
SSKG, Inc.	Illinois
St. Louis Regional Dialysis Center, Inc.	Missouri
STAT Dialysis Corporation	Delaware
Stone Mountain Dialysis Center, LLC	Georgia
Stuttgart Dialysis, LLC	Arkansas
Tappahannock Dialysis Center, Inc.	Virginia
Terrell Dialysis Center, L.L.C.	Delaware
Warrenton Dialysis Facility, Inc.	Virginia

7

West End Dialysis Center, Inc.	Virginia
West Palm Dialysis, LLC	Georgia
Wharton Dialysis, Inc.	Texas
WSKC Dialysis Services, Inc.	Illinois

8

EXHIBIT X

Amended and Restated

Exhibit T to the

Seventh Amended and Restated

Transfer and Administration Agreement

FORM OF AGREED UPON PROCEDURES REPORT

Procedures performed and findings are presented as follows. For purposes of reporting our findings, in those instances in which one or both the compared amounts were rounded to the same degree, we have nevertheless stated that we found the compared amounts to be in agreement. Minor or insignificant differences, as determined by management of the company (“management), between source or testing data and the Investor Report are not discussed herein and are noted as such in the body of the report, as indicated by the tickmark “P”. All testing is performed on the monthly Investor Report for the period ending March 20  .

1A.    For Renal Therapies Group (RTG) and Fresenius Kidney Care (FKC), obtain the March 20   Monthly Investor Reports (IR) from management and compare gross receivables (line item 1), all components of the Net Receivables Balance calculation (line items 6-17), Self-Pay Receivables (line items 28-33), all components of the Monthly Activity calculation (line items 34-41) to the general ledger (GL) and aged trial balance (ATB), Obtain and document management’s reconciliation of differences in the Agreed Upon Procedures Report (the “Report”).

1B.    For the March 20   Monthly Investor Report (IR), recalculate the individual components of the Dilution Ratio and the Default Ratio from data obtained from NMC’s internal systems and verify with ratios reported.

1C.     For FKC, obtain from management a list of void & re-bills issued in March 20   select 60 and complete the following:

•               Document management’s explanations for each void & re-bills.

•               Obtain from management a list of each obligor, amount (include both the voided amount and the rebilled amount) and reason for the issuance of the void & re-bill. Document management’s response in the Report in table format.

•               Calculate and document in the Report the average dilution horizon for each void & re-bill selected above. The dilution horizon is defined as the period from the average of the original and ending claim dates to the void & re-bill date for those claims.

•               Calculate the weighted average (by dollar amount) dilution horizon for the entire sample

1D.     For RTG obtain from management a list of 20 credit memos issued in March 20   and complete the following:

•              Obtain from management a list of each obligor, amount and reason for the issuance of the credit memo. Document management’s response in the Report in table format.

•              Document in which Monthly activity line item the credit memos were reported.

•              Calculate and document in the Report the weighted average dilution horizon for each credit memo selected above. The dilution horizon is defined as the period from original invoice date to the issuance of a credit memo against that invoice. For credits issued for future purchases the dilution horizon is zero. For cash rebates, where the A/R is not discounted and is paid in full, the dilution horizon is zero.

1E.    For FKC, obtain from management a list of contractual adjustments issued in March 20 select 20 and complete the following:

•                Document management’s explanations for each contractual adjustment.

•                Obtain from management a list of each obligor, amount and reason for the issuance of the contractual adjustment. Document management’s response in the Report in table format.

2A.    Obtain from management the agings as represented in the March 20   Investor Reports and compare amounts to the Company’s ATB and to the GL (RTG and FKC) For each of the divisions, illustrate in the Report the amount as shown in the aged trial balance, the GL and the selected IR. Obtain and document management’s reconciliation of differences.

2B.    For RTG and FKC inquire of management the definition of the receivable aging policy utilized (i.e. invoice date or due date). Document management’s representation in the Report.

2C.    For FKC, select 60 claims from the March 31, 20   aging and determine if the claims were aged properly in accordance with the Company’s aging policy. Note in the report any invoices/claims that may not be aged in accordance with the aging policy in Procedure 2B.

2D.    For RTG, from the 20 invoices/claims selected in March 20   in Procedure 2F, determine if the invoices/claims were aged properly in March in accordance with the Company’s aging policy. Note in the Report any invoices/claims that may not be aged in accordance with the aging policy in 2B.

2E.    For FKC, for March 20   , select 60 claims from 8 predetermined commercial checks received into a lockbox account. Additionally, from 3 predetermined Medicare payments received into a lockbox account, select a total of 60 claims. Trace all selected claims to the appropriate system to determine if the cash received was applied to the proper claim.

2F.     For RTG, obtain from management 20 cash receipts for RTG from the March 20   monthly cash collections report to determine if cash was applied to the correct invoices/claims.

3A.    For RTG and FKC, obtain from management a list of payment terms. Document the list of payment terms received from management.

3B.    For RTG and FKC, inquire of management as to whether the Company extends/alters maturity of receivables. If so, under which circumstances? Inquire as to how do the

2

systems/reporting track these payment term extensions (i.e., is the due date extended in the system?). Document management’s response.

4A.    For RTG and FKC, compare the monthly write-off amounts as represented in the March 20   IR to the monthly activity in the March 20   roll-forward of the allowance for doubtful accounts. Document management’s explanation any differences greater than $100,000.

4B.    For RTG and FKC, obtain from management a listing of the 20 largest RTG accounts that were written-off in March 20   and 60 written-off claims from FKC. Request of management the reason for the write-off an note the response.

4C.    For RTG and FKC, inquire of management and note the response of the following:

•       What is the methodology for reserving expected bad debts?

•       Has the Company reserved for any non-delinquent or non-defaulted accounts?

•      Is there a separate account in which delinquent accounts are placed prior to eventual charge-off whereby the amounts are not reflected on the aging?

4D.     For RTG and FKC, of the charge-offs listed in Procedure 4B, inquire of management as to if any of the accounts were converted to Notes Receivable and if so at what point in the aging where they converted.

5.       For RTG and FKC, obtain a list of the primary obligors as listed in the IR as of March 20   and compare this information by tracing amounts to ATB. Obtain and document management’s reconciliation of differences.

6A.     For RTG and FKC, obtain from management a listing of the lockbox number and name of the depository banks in which collections are deposited. Compare the list of bank accounts to the Account Schedule, an updated schedule for the TAA.

6B.     For RTG and FKC obtain from management an understanding of the collection process for payments not going directly through the accounts from 6A. Inquire as to whether any payments are received via ACH or wire transfer. If so, obtain from management a listing of bank accounts.

6C.     For RTG and FKC, examine a March 20   bank statement to GL reconciliation for one depository account for each division, noting he timeliness of completion and amount of unreconciled differences. Document the quantity of all reconciling items greater than $100,000. Document management’s explanation for all reconciling items greater than $250,000.

6D.     For RTG and FKC, obtain from management a schedule for March 20   summarizing collections within the bank statement from Procedure 6C by method of receipt, in a format similar to the one shown below.

3

	II.
A. Method of Receipt ($000s)	March 20	III.

Obligor mailed/sent payment directly to a Special Lock- $ Box Account (via check, ACH, or Wire Transfer)	$
Obligor sent payment to Company’s office
Other (describe)
1. TOTAL COLLECTIONS DEPOSITED per Bank Statement(s)		$100%

2. Reconciling items

6E.   For RTG and FKC, compare the accuracy of this schedule by tracing this information to the bank statements, accounting records, and the March 20   Investor Report.

6F.    For RTG and FKC, inquire of management as to if more than 5% of the collections were not remitted by the obligors directly to one of the Special Accounts. If yes, (i.e. > 5%) select a sample of 5 of these cash receipts and inquire as to whether these collections were deposited into the Concentration Account within 48 hours.

6G.  For FKC, inquire of management as to when the last 15 payments (using March 31, 20   as the cut-off date) were received related to the government cost reporting process, the amount, and where the funds were initially deposited (i.e. was payment made to one of the depository accounts listed in the schedule to the TAA?).

6H.  For FKC, inquire of management timing of Medicare cost reporting, noting recovery percentage for the cost recovery period of 2014 which was submitted and collected in 2015.

7.    For RTG and FKC, obtain from management the 10 largest commercial and hospital obligors and their respective receivables balances as of March 20  .

8.    Obtain from management a list of Transferring Affiliates that are included in the securitization program as of March 20  .

9.    For FKC, reconcile the total balance of the receivables from all of the Transferring Affiliates on 3/31/   to the FKC balance on the IR for March 20  .

10.     Confirm that each of the Transferring Affiliates is a wholly-owned subsidiary of Fresenius Medical Care Holdings, Inc. If the list includes any joint ventures, inquire from management the date it was converted to a joint venture and the balance of receivables as of March 20  .

11.     For FKC, inquire from management as to how receivables are identified and excluded from being sold to NMC Funding Corporation after a Transferring Affiliate is converted to a joint

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venture (confirm that receivables originated by joint ventures are not sold to NMC Funding Corporation). Additionally, inquire as to how and when obligors are instructed to begin paying to an account controlled by the joint venture.

12.   For FKC, obtain from management and verify the total amount due to joint ventures that was deposited into accounts controlled by Transferring Affiliates during March 20  . Inquire about the process to handle these deposits and the average amount of time that lapses before these funds are sent to the correct account controlled by the joint venture.

13.   For FKC, obtain from management and verify the total amount due to Transferring Affiliates that was deposited into accounts controlled by joint ventures during March 20  . Inquire about the process to handle these deposits and the average amount of time that lapses before these funds are sent to the correct account controlled by the Transferring Affiliate.

14.   For FKC, select 20 cash collections on receivables that are aged greater than 300 days in March 20   and ensure they are applied to the correct aging bucket.

15.   KPMG will provide a no material weakness letter for FMCH for the period ending December 31, 20  .

See Appendix         for the no material weakness letter.

16.   Obtain from the Company the name of independent director and their contact information as well as the name of the independent director’s employer or, if retired, the name of their most recent employer.

17.   Inquire of management as to whether there have been any changes made to the Company’s credit and collection policy since March 31, 20   through the date of this report. Document management’s response.

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